SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                         BRIDGES INVESTMENT FUND, INC.
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                         BRIDGES INVESTMENT FUND, INC.

                               256 Durham Plaza
                             8401 West Dodge Road
                             Omaha, Nebraska 68114
                                 402-397-4700

                                                              February 16, 2006

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              AND PROXY STATEMENT

To the Shareholders of
Bridges Investment Fund, Inc.

     The Annual Meeting of the shareholders of Bridges Investment Fund, Inc., a Nebraska corporation, will be held at Happy Hollow Country Club, 1701 South 105th Street, Omaha, Nebraska, on Wednesday, March 22, 2006, at 7:00 p.m., Central Standard Time, for the following purposes:

     1. To elect a Board of ten (10) Directors, as provided in Proposal 1 below;

     2. To approve or reject the continuance of the investment advisory contract with Bridges Investment Management, Inc. as investment adviser to the Fund for the year commencing April 17, 2006, and ending April 17, 2007, as more fully described in Proposal 2 below;

     3. To approve or reject the ratification of the selection of Deloitte & Touche LLP as independent public accountant for the Fund for the year ending December 31, 2006, as provided in Proposal 3 below;


     4. To approve or reject new Articles VII and IX of the Fund's Articles of Incorporation, as more fully described in Proposal 4 below, to increase capitalization and authorize new series;

     5. To approve or reject the amendment of Article X of the Fund's Articles of Incorporation, as more fully described in Proposal 5 below, relating to the determination of the net asset value of the Fund;

     6. To approve or reject new Article XIV of the Fund's Articles of Incorporation, as more fully described in Proposal 6 below, providing indemnification for directors and officers;

     7. To approve or reject new Article XV of the Fund's Articles of Incorporation, as more fully described in Proposal 7 below, providing limitation of liability for directors;

     8. To approve or reject new Article XVI of the Fund's Articles of Incorporation, as more fully described in Proposal 8 below, to permit in certain circumstances the elimination of the annual meeting requirement;

     9. To approve or reject all other amendments to and the restatement of the Fund's Articles of Incorporation, as more fully described in Proposal 9; and

     10. To transact such other business as may properly come before the meeting.

     Nebraska Business Corporation Act provisions entitle Fund shareholders to dissent from the proposed amendment and restatement of the Fund Articles of Incorporation (Proposals 4-9) and to obtain the "fair value" of their shares. In order to qualify for those rights, you must (1) not vote in favor of any proposal if you intend to exercise your right to dissent on such proposal(s),
(2) deliver written notice of your intent to dissent to the Fund prior to the vote on any such proposal(s), (3) make a written demand for appraisal in accordance with Fund notice provided after shareholder approval of any proposal(s), and (4) otherwise comply with the Nebraska law procedures for exercising dissenters' appraisal rights. See "Rights of Dissenting Shareholders" in the accompanying Fund Proxy Statement for a more detailed description of such rights.


     This proxy is solicited by the Board of Directors, to be voted at the Annual Meeting or any adjournment thereto. The cost of the Proxy solicitations will be paid by the investment adviser for the Fund. Additional solicitation may be made by mail, personal interview, or telephone by Fund personnel, who will not be compensated therefore. The cost of any such additional solicitation will also be paid by the Fund's investment adviser. This proxy statement is first being mailed to shareholders on or around February 21, 2006.

     If you do not expect to be present, please sign the enclosed Proxy and mail it to Proxy Tabulator, P.O. Box 9112, Farmingdale, New York 11735. All valid Proxies obtained will be voted in favor of the election of directors, unless specified to the contrary. With respect to the approval of the investment advisory contract (Proposal 2 above), the ratification of the selection of accountants (Proposal 3 above), and the amendment and restatement of the Articles of Incorporation (Proposals 4-9 above), all valid Proxies will be voted in accordance with the designation on the Proxies. If no designation is made, Proxies will be voted in favor of the proposals. Any shareholder has the power to revoke his or her Proxy at any time prior to the voting thereof by sending a letter to the Fund's office, or by executing a new Proxy. The giving of a Proxy will not affect your right to vote in person if you attend the Annual Meeting. At the beginning of the meeting, all shareholders in attendance will be given an opportunity to revoke their Proxies and to vote personally on each matter described herein.

     The Annual Report for the year ended December 31, 2005, which is being mailed with this Proxy Statement, includes a statement of assets and liabilities as of December 31, 2005, and a statement of income and expenses for the year ended that date. Any shareholder who desires additional copies may obtain them upon request at the office of the Fund, 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.


     The Board of Directors has fixed the close of business on January 31, 2006, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. The transfer books of the Fund will not be closed.


     On January 31, 2006, the Fund had outstanding 2,317,830 shares of capital stock, par value $1 per share. In the election of directors, shareholders are entitled to cumulative voting, which means that each share is entitled to as many votes as there are directors to be elected. Such votes may all be cast for one nominee or distributed among as many nominees and in such proportions as the holder sees fit. The ten nominees with the most votes will be elected as directors (Proposal 1). Unless otherwise instructed, the proxy holders will vote the proxies received by them equally for each nominee shown in this Proxy Statement. In other matters, each share is entitled to one vote. The affirmative vote of the holders of a majority of the outstanding shares of the capital stock entitled to vote at the Annual Meeting is required to approve the continuance of the investment advisory contract (Proposal 2). The affirmative vote of the holders of a majority of the outstanding shares of capital stock present and entitled to vote either in person or by proxy is required to approve the ratification of Deloitte and Touche LLP as the Fund's independent public accountants for the year ending December 31, 2006 (Proposal 3). A two-thirds majority vote of the holders of all of the votes entitled to be cast either in person or by proxy is required to approve the amendment and restatement of the Fund's Articles of Incorporation (Proposals 4-9).

     Votes will be counted by the inspector of election appointed for the meeting, who will separately count "For" and (with respect to proposals other than the election of directors) "Against" votes, abstentions and broker non-votes. A "broker non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner (despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions). Abstentions will be counted toward the vote total for each proposal, and will have the same effect as "Against" votes. With respect to Proposals 1 and 3, broker non-votes have no effect and will not be counted toward the vote total for any proposal. With respect to Proposals 2 and 4 through 9, broker non-votes will have the same effect as "Against" votes.

     In order to transact business at the Annual Meeting, a quorum must be present. Under the Fund's By-Laws, a quorum is present if the holders of a majority of the total number of outstanding shares as of the record date are represented at the Annual Meeting either in person or by proxy. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.


                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

     In accordance with the Fund's Articles of Incorporation and By-Laws, the Fund's Board of Directors set the size of the Fund's Board of Directors at ten
(10) directors. The Fund's By-Laws provide for the election of these directors who will serve until the next Annual Meeting of the shareholders and until their successors are elected and qualified. The Fund's Board of Directors has amended the Fund's By-Laws to provide the Board of Directors discretion to select the date and time of the Annual Meeting, provided such date is no longer than six months after the end of the Fund's fiscal year or fifteen months after the Fund's last annual meeting.

     In April, 2003, the Fund's Administration and Nominating Committee adopted a retirement policy whereby directors of the Board will not stand for reelection in the year in which that director becomes 72 unless the Administration and Nominating Committee determines that an exception is applicable to an individual that continues to be employed in an executive position with a service provider of the Fund or an individual that has a significant portion of his or her net worth invested in the Fund. The Administration and Nominating Committee has granted an exception from the application of such policy to Mr. Edson L. Bridges II in view of his 43 years of experience with the leadership and management of the Fund and its affiliates and to Mr. Estabrook and Mr. Smith in recognition of their families' significant holdings in the Fund.

     The persons named in the enclosed Proxy intend to nominate and vote in favor of the election of the nominees listed below, all of whom have consented to serve the term for which they are standing for election. If for any reason any of the nominees shall become unavailable for election, the vacancy may be filled by the Board of Directors in accordance with the By-Laws, and the Proxy will be voted for nominees selected by the Board of Directors, unless the Board of Directors determines not to fill such vacancy.

     The determination of an interested person is based on the definition in
Section 2(a)(19) of the Investment Company Act of 1940 and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19). Interested persons include a director or officer of the Fund who has a significant or material business or professional relationship with the Fund's investment adviser, Bridges Investment Management, Inc. Those individuals who are not "interested persons" are disinterested persons for this disclosure. Bridges Investment Fund, Inc. considers these proposed Board members to be "independent directors" exercising care, diligence and good business judgment with respect to the governance of the Fund.

     Two Fund directors, John T. Reed and Janice D. Stoney, have elected not to stand for re-election as Board members after the 2006 Annual Meeting of Shareholders. At December 31, 2005, Mr. Reed beneficially owned 32 shares, and Mrs. Stoney owned 1,925 shares, or 0.08% of the Fund shares.

     The following information is furnished as to the proposed nominees whose terms of office will run from March 22, 2006 to the 2007 annual meeting and until their successors are elected and qualified:

                             Disinterested Persons
                      Also Known As Independent Directors


                                                                                            Number and
                                                                                           Percentage of
                                                                                            Fund Shares
                                                                                           Beneficially
Name, Age, Position with                                                                    Owned as of
Fund and Term of Office              Principal Occupation(s) and Directorships*          December 31, 2005
----------------------------   ------------------------------------------------------   ------------------
N. Phillips Dodge, Jr., 69     Mr. Dodge is President of N. P. Dodge Company, a            5,176 shares
                               leading commercial and residential real estate              0.22%
Director                       brokerage concern in the area of Omaha, Nebraska.
(1983-present)                 Mr. Dodge has held this position since July, 1978.
                               Mr. Dodge is also a principal officer and director of
                               a number of subsidiary and affiliated companies in
                               the property management, insurance, and real estate
                               syndication fields. Mr. Dodge became a Director of
                               American States Water Company (formerly
                               Southern California Water Company) in April, 1990,
                               and a Director of the Omaha Public Power District
                               as of January 5, 2000, for a six year term.


                                                                                          Number and
                                                                                         Percentage of
                                                                                          Fund Shares
                                                                                         Beneficially
Name, Age, Position with                                                                  Owned as of
Fund and Term of Office            Principal Occupation(s) and Directorships*          December 31, 2005
--------------------------   ------------------------------------------------------   ------------------
John W. Estabrook, 78        Mr. Estabrook was the Chief Administrative Officer          47,142 shares
                             of the Nebraska Methodist Hospital and its holding          2.04%
Director                     company, Nebraska Methodist Health System, in
(1979-present)               Omaha, Nebraska, beginning June, 1959. Effective
                             January 1, 1987, Mr. Estabrook relinquished the
                             position of President of Nebraska Methodist
                             Hospital, assuming the Presidency of the Nebraska
                             Methodist Health System until his retirement on
                             August 31, 1992.

Jon D. Hoffmaster, 57        From 1987 to 1998, Mr. Hoffmaster was employed              504 shares
                             by InfoUSA, where he served as President and                0.01%
Director                     Chief Operating Officer, Chief Financial Officer,
(1993-present)               Executive Vice President and director. From 1980
                             to 1987, Mr. Hoffmaster was President and Chief
                             Executive Officer of First National Bank of
                             Bellevue, Nebraska. Mr. Hoffmaster has been
                             determined to be an "audit committee financial
                             expert" within the meaning of the Sarbanes Oxley
                             Act of 2002 and the regulations related thereto by
                             the Fund's Board of Directors. Mr. Hoffmaster
                             serves as the Chairman of the Audit Committee.
                             As of June 1, 2003, Mr. Hoffmaster has been the
                             President of W.F. Enterprises, LLC, a recreational
                             vehicle company.

John J. Koraleski, 55        Mr. Koraleski was elected Chairman on April 13,             2,630 shares
                             2005. Mr. Koraleski is Executive Vice President --          0.11%
Chairman                     Marketing & Sales of the Union Pacific Railroad
(2005-present)               Company headquartered in Omaha, Nebraska.
                             Mr. Koraleski was employed by Union Pacific
                             in June, 1972, where he has served in various
Director                     capacities. He was promoted to his present position
(1995-present)               in March, 1999. As the Executive Vice President --
                             Marketing & Sales, Mr. Koraleski is responsible
                             for all sales, marketing, and commercial activities
                             for the railroad and its Union Pacific Distribution
                             Services subsidiary. He is a member of the Railroad's
                             Operating Committee. Currently, Mr. Koraleski is
                             Vice President -- Finance and a Member of the
                             Board of Trustees for Union Pacific Foundation.
                             Prior to his current officer position with the
                             Railroad, Mr. Koraleski was the Railroad's Chief
                             Financial Officer, Controller of Union Pacific
                             Corporation. In those positions, he was responsible
                             for the Railroad's Information Technologies and
                             Real Estate Departments. Mr. Koraleski has been
                             designated as the Lead Independent Director of
                             the Fund.

                                                                                          Number and
                                                                                         Percentage of
                                                                                          Fund Shares
                                                                                         Beneficially
Name, Age, Position with                                                                  Owned as of
Fund and Term of Office            Principal Occupation(s) and Directorships*          December 31, 2005
--------------------------   -----------------------------------------------------   --------------------
Gary L. Petersen, 62         Mr. Petersen is the retired President of Petersen           47,527 shares
                             Manufacturing Co. Inc. of DeWitt, Nebraska.                 2.06%
Director                     Mr. Petersen commenced employment with the
(1987-present)               Company in February, 1966. He became President
                             in May, 1979, and retired in June, 1986. Petersen
                             Manufacturing Co. Inc. produced a broad line
                             of hand tools for national and worldwide
                             distribution under the brand names Vise-Grip,
                             Unibit, Prosnip, and Punch Puller. Mr. Petersen
                             serves as Chairman of the Fund's Administration
                             and Nominating Committee.

Roy A. Smith, 71             Mr. Smith was President of H. P. Smith Motors,              27,768 shares (1)
                             Inc. for decades until the Company was sold to a            1.20%
Director                     new owner in the Third Quarter of 1997. Mr. Smith
(1976-present)               is currently President of Old Mill Toyota of Omaha,
                             Nebraska, and is a director of the Mid City Bank
                             of Omaha.

L.B. Thomas, 69              Mr. Thomas retired in October, 1996, from                   875 shares
                             ConAgra, Inc. headquartered in Omaha, Nebraska.             0.04%
Director                     He retired as Senior Vice President, Risk Officer
(1992-present)               and Corporate Secretary. ConAgra had sales of
                             approximately $25 billion world-wide and was the
                             second largest processor of food products in the
                             United States when Mr. Thomas retired. He was
                             also a member of ConAgra's Management
                             Executive Committee. Mr. Thomas joined ConAgra
                             as assistant to the Treasurer in 1960. He was named
                             Assistant Treasurer in 1966; Vice President, Finance
                             in 1969; Vice President, Finance and Treasurer in
                             1974; added the Corporate Secretary responsibility
                             in 1982; and became Senior Vice President in 1991.
                             Mr. Thomas is a director of Lozier Corp. located
                             in Omaha, Nebraska and the Exchange Bank of
                             Mound City, Missouri, and a member and treasurer
                             of the Nebraska Methodist Health System Board
                             of Directors.


                                                                                         Number and
                                                                                        Percentage of
                                                                                         Fund Shares
                                                                                        Beneficially
Name, Age, Position with                                                                 Owned as of
Fund and Term of Office            Principal Occupation(s) and Directorships*         December 31, 2005
--------------------------   -----------------------------------------------------   ------------------
John K. Wilson, 51           Mr. Wilson is President of Durham Resources,                2,081 shares
                             LLC. Durham Resources, LLC is a privately held              0.09%
Director                     investment company headquartered in Omaha,
(1999-present)               Nebraska. Mr. Wilson commenced his career with
                             Durham Resources, LLC in February, 1983. Prior to
                             becoming President in May, 1994, Mr. Wilson
                             served in the position of Secretary -- Treasurer and
                             Vice President -- Finance. Mr. Wilson currently
                             serves on the Advisory Board -- U.S. Bank
                             National Association, Omaha, Nebraska and as a
                             director of MDU Resources Group, Inc.
                             headquartered in Bismarck, North Dakota.
                             Mr. Wilson has been determined to be an "audit
                             committee financial expert" within the meaning of
                             the Sarbanes Oxley Act of 2002 and the regulations
                             related thereto by the Fund's Board of Directors.



------------
(1) This includes 3,906 shares that are held for Roy A. Smith's niece and nephew in two trusts, and for which Mr. Smith is the custodian and has the right to vote the shares.

* Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

     The address for all Fund Directors is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

                   Interested Person Directors and Officers

     The following Directors and Officers are interested persons of the Fund. The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940 and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of
Section 2(a)(19).


                                                                                                Number and
                                                                                              Percentage of
                                                                                               Fund Shares
                                                                                               Beneficially
Name, Age, Position with                                                                       Owned as of
Fund and Term of Office                Principal Occupation(s) and Directorships*           December 31, 2005
------------------------------   -----------------------------------------------------   -----------------------
Edson L. Bridges II, 73 (1)      Mr. Bridges became Vice-Chairman on April 13,                79,000 shares
                                 2005. Mr. Bridges had previously served as                      (2), (3)
Vice-Chairman                    Chairman, Chief Executive Officer, and President                 3.43%
(2005-present)                   of the Fund. Mr. Bridges was replaced by Edson L.
                                 Bridges III as Chief Executive Officer of the Fund
Chairman                         on April 13, 2004. In September, 1959, Mr. Bridges
(1997-2005)                      became associated with the predecessor firm to
                                 Bridges Investment Counsel, Inc. and is presently
Chief Executive Officer          the President and Director of Bridges Investment
(1997-2004)                      Counsel, Inc. Mr. Bridges is also President and
                                 Director of Bridges Investor Services, Inc.
Director                         Mr. Bridges is President and Director of Provident
(1963-present)                   Trust Company, chartered to conduct business on
                                 March 11, 1992, and, since December 2000,
                                 Director of Bridges Investment Management, Inc.

Edson L. Bridges III, 47 (4)     Mr. Bridges has been a full-time member of the               50,591 shares
                                 professional staff of Bridges Investment Counsel,               (5), (6)
President                        Inc. since August 1983. Mr. Bridges has been                      2.19%
(1997-present)                   responsible for securities research and the
                                 investment management for an expanding base of
Chief Executive Officer          discretionary management accounts, including the
(2004-present)                   Fund, for more than nine years. Mr. Bridges was
                                 elected President of Bridges Investment Fund, Inc.
Director                         on April 11, 1997, and he assumed the position of
(1991-present)                   Portfolio Manager at the close of business on that
                                 date. Mr. Bridges became Chief Executive Officer
                                 of the Fund on April 13, 2004. Mr. Bridges has
                                 been Executive Vice President of Bridges
                                 Investment Counsel, Inc. since February, 1993, and
                                 he is a Director of that firm. Mr. Bridges is an
                                 officer and a Director of Bridges Investor Services,
                                 Inc. and Provident Trust Company. Since December
                                 2000, Mr. Bridges has been President and Director
                                 of Bridges Investment Management, Inc.
                                 Mr. Bridges became a Director of Stratus Fund,
                                 Inc., an open-end, regulated investment company
                                 located in Lincoln, Nebraska, in October, 1990
                                 and is Chairman of the Audit Committee of the
                                 Stratus Fund.


------------
* Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

(1) Edson L. Bridges II is the father of Edson L. Bridges III. Mr. Bridges II is an interested person because he is a director and officer of the Fund's investment adviser, Bridges Investment Management, Inc.

(2) 9,070 shares are owned in Mr. Bridges' name and 1,486 shares as Edson L. Bridges II Investment Counsel in California (a.k.a. Bridges Investment Advisers); 7,595 shares are held by a corporate trustee for the Bridges Investment Counsel, Inc. Profit Sharing Trust, and 5,006 shares represent a beneficial interest in Bridges Investment Counsel, Inc. Pension Trust. These shares represent estimated interests in the Trusts' holding of the Fund's shares. In addition, Mr. Bridges owns 3,176 shares held by U.S. Bank National Association as Custodian for master plan Individual Retirement Act and Simplified Employee Pension accounts and a Non-Deductible IRA. Sally S. Bridges, Mr. Bridges' wife, owns 3,260 shares in her own name and 1,269 shares in a master plan IRA account, and 63 shares in a Non-Deductible IRA.

(3) Edson L. Bridges II acts as a sole trustee for two trusts that are registered with the Fund's transfer agent in the name of the grantor or the principal beneficiary of the trust. These trusts have an ownership of 10,910 shares of the Fund outstanding as of December 31, 2005. Mr. Bridges also serves as a co-trustee of five other trusts with individual trustees and corporate trustees for 25,795 shares and co-trustee with Edson L. Bridges III of two trusts with individual trustees for 11,370 shares for a total of 37,165 shares of the Fund as of December 31, 2005. These shares are reported in the beneficial ownership interests of Mr. Bridges solely because of his voting power. The 11,370 shares of the Fund are also reported in the beneficial ownership interests of Edson L. Bridges III. See footnote (6). Mr. Bridges' practice with respect to voting shares of the Fund will be to deliver proxies to the beneficial owners, other co-trustees, or other representatives for the trustees' accounts in all situations where such policy is administratively feasible and legally possible.

(4) Edson L. Bridges III is the son of Edson L. Bridges II. Mr. Bridges III is an interested person because he is a director and officer of the Fund and a director and officer of the Fund's investment adviser, Bridges Investment Management, Inc.

(5) Mr. Bridges' ownership is represented by 3,041 shares held in the Bridges Investment Counsel, Inc. Profit Sharing Trust; 3,153 shares held in the Pension Trust of Bridges Investment Counsel, Inc. by the Trustees of these plans; 5,303 shares held in a 401(k) Plan and Trust for employees of Bridges Investment Counsel, Inc. and 1,266 shares in an IRA Custodial Account held by U.S. Bank National Association. Mr. Bridges also has an 814 share interest in a family trust in addition to a joint account with Tracy Taylor Bridges, Mr. Bridges' wife, with 2,993 shares. Tracy Taylor Bridges holds 317 shares in an IRA Custodial Account and 20,058 shares in a 401(k) Plan. In addition, 367 shares are held in Educational IRA Accounts for each of Mr. Bridges three children, Edson L. IV, Taylor K. and Mary E. Bridges, and 1,909 shares are held in a custodial account for each of Mr. Bridges three children.

(6) Edson L. Bridges III is named as co-trustee with Edson L. Bridges II for two trusts with a total of 11,370 shares of capital stock of the Fund as of December 31, 2005. The capital stock owned is registered with the Fund's transfer agent in the name of the trust, and these shares are reported in the beneficial ownership interests of Mr. Bridges III solely because of his voting power. The 11,370 shares of the Fund are also reported in the beneficial ownership interests of Edson L. Bridges II. See footnote (3).

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF EACH NOMINEE FOR DIRECTOR.

     Bridges Investment Counsel, Inc., the former investment adviser to the Fund, has a Cash or Deferred Profit Sharing Plan and Trust (the "BIC Profit Sharing Trust") and a Pension Plan and Trust ("BIC Pension Plan") for its employees, and both include some persons who are not officers or directors of the Fund. Provident Trust Company, as non-discretionary Trustee of the BIC Profit Sharing Trust, 401-K and BIC Pension Plan held a total of 72,122 shares of the Fund on behalf of the participants. The beneficial interests of the officers and employees of Bridges Investment Counsel, Inc. in the BIC Profit Sharing Plan and the BIC Pension Plan who are also directors and officers of the Fund are included in their statements of beneficial stock ownership based upon December 31, 2005 allocations of percentage interests in the retirement plans for each employee.

     Provident Trust Company of Omaha, Nebraska, had 190 shareholders as of December 31, 2005, no one of whom owned more than 4.9% of the total outstanding voting shares of common stock. Provident Trust Company is managed by personnel of Bridges Investment Counsel, Inc. under a perpetual Management Agreement. At December 31, 2005, Provident Trust Company maintained accounts that held shares of Bridges Investment Fund, Inc. for its customers in the following capacities where Provident Trust Company has the right to vote the Fund shares: 139,635 shares as sole trustee and 17,145 shares as co-trustee with an individual. The total shares held by Provident Trust Company in these two capacities is 156,780. The number of shares that Provident Trust Company has the right to vote in its capacity as trustee or co-trustee is 6.80% of the total Fund shares outstanding on December 31, 2005. Provident Trust Company does not own any shares of the Fund as principal. The records of the transfer agent for the Fund maintain the ownership of the shares in the name of the trust account or the beneficial owner. Ownership interests are reported in this Proxy Statement in the name of the trust account or the beneficial owners. Provident Trust Company's practice with respect to voting shares of the Fund will be to deliver proxies to the beneficial owners or other representatives for the customer accounts in all situations where such policy is administratively feasible and legally possible. Provident Trust Company has officers who are not employees of Bridges Investment Counsel, Inc., employees of Bridges Investment Management, Inc. or officers of Bridges Investment Fund, Inc. who may vote proxies for trust customers in those instances where an independent point of view and the avoidance of a conflict of interest are important considerations. Fund Directors John W. Estabrook, Edson L. Bridges II and Edson L. Bridges III are also Directors of Provident Trust Company.

     The officers of the Fund as disclosed herein have been elected by the Board of Directors on April 12, 2005, and their terms of office run from April 13, 2005, to April 13, 2006.

                        Additional Officers of the Fund


                                                                                          Number and
                                                                                         Percentage of
                                                                                          Fund Shares
                                                                                         Beneficially
Name, Age, Position with                                                                  Owned as of
Fund and Term of Office            Principal Occupation(s) and Directorships*          December 31, 2005
--------------------------   ------------------------------------------------------   ------------------
Susan T. Bailey, 42          Mrs. Bailey has been an employee of Bridges                  104 shares
                             Investment Counsel, Inc. since February 24, 2003.              0.01%
Assistant Secretary          Mrs. Bailey is currently Executive Assistant for
(2004-Present)               Edson L. Bridges II and Randall D. Greer, and she
                             handles administrative matters for the various
                             businesses operated by the Firm including the Fund.
                             Prior to her employment at Bridges Investment
                             Counsel, Inc., Mrs. Bailey's principal occupation
                             has been working as a sales assistant for several
                             securities brokerage firms, beginning with Piper
                             Jaffray in September, 1992

Nancy K. Dodge, 44           Mrs. Dodge has been an employee of Bridges                 3,210 shares
                             Investment Counsel, Inc. since January, 1980 and               0.14%
Treasurer                    Bridges Investment Management, Inc. since 1994.
(1986-present)               Her career has progressed through the accounting
                             department of that Firm, to her present position as
                             Vice President of Fund Services. Mrs. Dodge is the
                             person primarily responsible for overseeing day to
                             day operations for the Fund, and she is also the key
                             person for handling relations with shareholders, the
                             custodian bank, transfer agent, and the auditor.
                             Mrs. Dodge is a Vice President of Bridges
                             Investment Management, Inc., an officer and
                             Director of Bridges Investor Services, Inc., and a
                             Trust Administrator for Provident Trust Company.

Starr Frohlich, 33           Ms. Frohlich also serves as a Vice President of U.S.            None
                             Bancorp Fund Services, LLC and as Compliance
Assistant Secretary          Administrator for a select group of U.S. Bancorp
(2004-present)               mutual fund clients. Ms. Frohlich reviews all 1940
                             Act, SEC and IRS compliance, prepares financial
                             statements, facilitates board meetings, educates fund
                             boards concerning regulatory issues, prepares tax
                             returns and meets SEC filing requirements on behalf
                             of mutual fund clients. Prior to joining U.S.
                             Bancorp in 1997, Ms. Frohlich worked for Fabcon,
                             Inc., a manufacturing company located in
                             Minneapolis, Minnesota, as a Senior Accountant
                             working mainly with financial statement preparation
                             and expense analysis. Ms. Frohlich received her
                             Bachelor of Science in Business degree in
                             accounting from the University of Minnesota.

                                                                                          Number and
                                                                                         Percentage of
                                                                                          Fund Shares
                                                                                         Beneficially
Name, Age, Position with                                                                  Owned as of
Fund and Term of Office            Principal Occupation(s) and Directorships*          December 31, 2005
--------------------------   ------------------------------------------------------   ------------------
Randall D. Greer, 54         Mr. Greer has been an employee of Bridges                    36,290 shares
                             Investment Counsel, Inc. and Bridges Investment                 1.57%
Executive Vice President     Management, Inc. since December 1, 2002.
(2005-present)               Mr. Greer was the Chief Investment Officer of
                             Westchester Capital Management, Inc. from
Chief Compliance Officer     November, 2000 through November, 2002. Between
(2004-present)               October, 1975 and February, 2000, Mr. Greer held
                             several management positions with Kirkpatrick,
Vice President               Pettis, Smith, Polian Inc. in Omaha, Nebraska, most
(2003-present)               recently as a Principal. His responsibilities at
                             Kirkpatrick Pettis included research, portfolio
                             management and executive administration.
                             Mr. Greer is a full-time member of the professional
                             staff of Bridges Investment Counsel, Inc., and Vice
                             President of Bridges Investment Management, Inc.,
                             and is responsible for planning and administration
                             as well as investment management for an expanding
                             base of client accounts. Mr. Greer was appointed
                             Chief Compliance Officer of the Fund, as of
                             July 21, 2004, and Executive Vice President as of
                             April 13, 2005. Mr. Greer has also served as a Vice
                             President of Bridges Investor Services, Inc. since
                             April 8, 2003 and as a Vice President of Provident
                             Trust Company since December 10, 2002.

Jason Hadler, 30             Mr. Hadler, CPA, is an Assistant Vice President at              None
                             U.S. Bancorp Fund Services, LLC and provides
Assistant Treasurer          fund administration duties for a select group of U.S.
(2004-present)               Bancorp mutual fund clients. In his capacity as a
                             Compliance Administrator, Mr. Hadler handles daily
                             client issues, performs 1940 Act, SEC and IRS
                             compliance, reviews financial statements and board
                             reports, coordinates the annual audit and meets SEC
                             filing requirements on behalf of mutual fund clients.
                             Prior to joining U.S. Bancorp in 2003, Mr. Hadler
                             worked at UMB Fund Services for five years,
                             where he provided administrative services to several
                             mutual fund families. Mr. Hadler has over eight
                             years' experience in the financial services industry,
                             including public accounting and mutual fund
                             accounting. Mr. Hadler is a member of the
                             Wisconsin Institute of Certified Public Accountants
                             and received a Bachelor of Science degree in
                             accounting from Marquette University.


                                                                                         Number and
                                                                                        Percentage of
                                                                                         Fund Shares
                                                                                        Beneficially
Name, Age, Position with                                                                 Owned as of
Fund and Term of Office            Principal Occupation(s) and Directorships*         December 31, 2005
--------------------------   -----------------------------------------------------   ------------------
Brian Kirkpatrick, 34        Mr. Kirkpatrick has been an employee of Bridges            3,961 shares
                             Investment Counsel, Inc. since August 24, 1992 and             0.17%
Vice President               Bridges Investment Management, Inc. since 1994.
(2000-present)               Mr. Kirkpatrick has been a full-time member of the
                             professional staff of Bridges Investment Counsel,
                             Inc., responsible for securities research, and the
                             investment management for an expanding base
                             of discretionary management accounts, including
                             the Fund, for several years. Mr. Kirkpatrick was
                             appointed Sub Portfolio Manager of the Fund on
                             April 12, 2005. Mr. Kirkpatrick is a Vice President
                             of Bridges Investment Management, Inc., and a
                             Trust Assistant for Provident Trust Company.

Mary Ann Mason, 54           Mrs. Mason has been an employee of Bridges                 13,188 shares
                             Investment Counsel, Inc. since June, 1981                      0.57%
Secretary                    and is Senior Vice President Operations and
(1987-present)               Administration, and an employee of Bridges
                             Investment Management, Inc. since 1994.
                             Mrs. Mason is also Corporate Secretary and
                             Treasurer for Bridges Investment Counsel, Inc.,
                             Secretary, Treasurer and Trust Administrator for
                             Provident Trust Company, Secretary and Treasurer
                             for both Bridges Investor Services, Inc. and Bridges
                             Investment Management, Inc., and a Director of
                             Bridges Investor Services, Inc.

Linda Morris, 39             Mrs. Morris has been an employee of Bridges                  928 shares
                             Investment Counsel, Inc. since August, 1992 and                0.04%
Assistant Treasurer          Bridges Investment Management, Inc. since 1994.
(1999-present)               Her career with Bridges Investment Counsel, Inc.
                             has been largely in the client accounting area.
                             Mrs. Morris was elected Assistant Treasurer of the
                             Fund in April, 1999. Mrs. Morris is also Associate
                             Director of Accounting for Bridges Investment
                             Counsel, Inc. and a Trust Assistant for Provident
                             Trust Company.

Kathleen J. Stranik, 62      Mrs. Stranik has been an employee of Bridges               3,162 shares
                             Investment Counsel, Inc. since January, 1986 and              0.14%
Assistant Secretary          Bridges Investment Management, Inc. since 1994.
(1995-present)               Mrs. Stranik has functioned as an executive
                             assistant to both Edson L. Bridges II and Edson L.
                             Bridges III throughout her career with the Fund.
                             Mrs. Stranik is Vice President of Administration
                             for Bridges Investment Counsel, Inc., Assistant
                             Secretary, Assistant Treasurer and Trust Officer for
                             Provident Trust Company, and Assistant Secretary
                             and Assistant Treasurer for Bridges Investment
                             Management, Inc.


                                                                                      Number and
                                                                                     Percentage of
                                                                                      Fund Shares
                                                                                     Beneficially
Name, Age, Position with                                                              Owned as of
Fund and Term of Office          Principal Occupation(s) and Directorships*        December 31, 2005
--------------------------   --------------------------------------------------   ------------------
Trinh Wu, 48                 Mrs. Wu has been an employee of Bridges                 1,836 shares
                             Investment Counsel, Inc. and Bridges Investment         0.08%
Controller                   Management, Inc. since February 1, 1997. Mrs. Wu
(2001-present)               has functioned as the lead accountant for the day
                             to day operation of the Fund. Prior to employment
                             at Bridges Investment Counsel, Inc., Mrs. Wu
                             performed operating and accounting activities for
                             17 years in the Estate and Trust Department of
                             the predecessor institutions to U.S. Bank, N.A.
                             Nebraska. Mrs. Wu was elected to the position of
                             Controller of the Fund at the October 16, 2001
                             meeting of the Board of Directors.


------------
* Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

     The address for all Fund Officers is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

     The share ownership disclosures reported herein are as of December 31, 2005. To summarize the foregoing information, the Directors and Officers of the Fund own beneficially or of record 268,485 shares, which are equal to 11.64% of the 2,305,765 Fund shares outstanding on December 31, 2005.

     Set forth below are the dollar ranges of securities of the Fund beneficially owned by each director as of December 31, 2005.

                                              Dollar Range of Equity Securities in the Fund
                                            --------------------------------------------------
                                                            $10,001-     $50,001-       Over
Name of Director or Nominee         None     $1-$10,000      $50,000     $100,000     $100,000
--------------------------------   ------   ------------   ----------   ----------   ---------
Edson L. Bridges II ............                                                         X
Edson L. Bridges III ...........                                                         X
N. Phillips Dodge, Jr. .........                                                         X
John W. Estabrook ..............                                                         X
Jon D. Hoffmaster ..............                              X
John J. Koraleski ..............                                           X
Gary L. Petersen ...............                                                         X
John T. Reed(1) ................                 X
Roy A. Smith ...................                                                         X
Janice D. Stoney(1) ............                                           X
L.B. Thomas ....................                              X
John K. Wilson .................                                           X

------------
(1) Mr. Reed and Mrs. Stoney have elected not to stand for re-election as Board members after the 2006 Annual Meeting of Shareholders.

Meetings

     During 2005, the Board of Directors held five meetings, the Administration and Nominating Committee held three meetings and the Audit Committee held three meetings. Members of the various committees are listed below in this Proxy Statement. All Fund Directors had an individual attendance record of at least 75% at all meetings of the Board of Directors and all meetings of committees of which they are members (on a combined basis), with the exceptions of N. Phillips Dodge, Jr. and John K. Wilson who had a 63% attendance record.

Compensation

     The directors as a group were paid a total of $18,400 by the Fund for their attendance at Audit Committee, Administration and Nominating Committee, and Board of Directors meetings during 2005.

     During 2006, each Director of the Fund will be paid a fee of $350 for each meeting of the Board of Directors at which he or she is in attendance, $175 for each Committee meeting, $125 for attendance at educational meetings, $350 for the Audit Committee Chairman and the Administration and Nominating Committee Chair and $500 for the Board Chairman. No fee will be paid for a committee when such a meeting occurs in consecutive times on the same date as the meeting of the Board of Directors. Interested Directors Edson L. Bridges II and Edson L. Bridges III are not paid any Director fees. These guidelines for compensation for directors were based on considerations by the Administration and Nominating Committee that were forwarded to a session of the Independent Directors where they were approved and passed along to the full Board of Directors for final confirmation.

     The compensation information set forth below is provided for all directors of the Fund and for each of the executive officers or any affiliated person of the Fund (with annual compensation in excess of $60,000) for the most recently completed fiscal year ended December 31, 2005:

                                                            Compensation Table
                                 ------------------------------------------------------------------------
                                                                                                Total
                                                        Pension or           Estimated       Compensation
                                    Aggregate      Retirement Benefits         Annual         From Fund
                                  Compensation       Accrued as Part       Benefits Upon       Paid to
Name of Person, Position            From Fund        of Fund Expenses        Retirement       Directors
------------------------------   --------------   ---------------------   ---------------   -------------
Executive Officers:
Edson L. Bridges II, .........         None               None                 None             None
 Chairman, Director
Edson L. Bridges III .........         None               None                 None             None
 President, CEO and Director
Directors of the Fund:
N. P. Dodge, Jr. .............       $1,300               None                 None             $1,300
John W. Estabrook ............       $1,900               None                 None             $1,900
Jon D. Hoffmaster ............       $1,750               None                 None             $1,750
John J. Koraleski ............       $2,050               None                 None             $2,050
Gary L. Petersen .............       $1,900               None                 None             $1,900
John T. Reed(1) ..............       $2,050               None                 None             $2,050
Roy A. Smith .................       $1,900               None                 None             $1,900
Janice D. Stoney(1) ..........       $1,900               None                 None             $1,900
L.B. Thomas ..................       $2,050               None                 None             $2,050
John K. Wilson ...............       $1,600               None                 None             $1,600

------------
(1) Mr. Reed and Mrs. Stoney have elected not to stand for re-election as Board members after the 2006 Annual Meeting of Shareholders.

     With respect to Proposal 1 (the election of directors), shareholders are entitled to cumulative voting, which means that each share is entitled to as many votes as there are directors to be elected. Such votes may all be cast for one nominee or distributed among as many nominees and in such proportions as the holder sees fit. The ten (10) nominees with the most votes will be elected as directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them equally for each nominee shown in this Proxy Statement.

                                 PROPOSAL TWO
                      APPROVAL OF THE CONTINUANCE OF THE
                         INVESTMENT ADVISORY CONTRACT

     At the 2006 Annual Meeting, shareholders will be asked to consider and act upon a proposal to continue the investment advisory contract between the Fund and Bridges Investment Management, Inc. (BIM). If approved, the BIM investment advisory contract would be effective as of April 17, 2006 for an additional annual period, through April 17, 2007.

     At the 2004 Annual Meeting of Fund shareholders held February 24, 2004, shareholders of the Fund approved the new investment advisory agreement between the Fund and Bridges Investment Management, Inc. The BIM investment advisory agreement became effective as of April 17, 2004, and replaced the prior investment advisory agreement with Bridges Investment Counsel, Inc. which commenced with the Fund on April 17, 1963. The continuation of the BIM investment advisory agreement was approved by the Fund shareholders at the 2005 Annual Meeting held March 22, 2005 for the period of April 17, 2005 through April 16, 2006.

Terms of BIM Advisory Agreement

     The BIM advisory agreement continues in effect only so long as such continuance is specifically approved at least annually by the Board of Fund Directors, or by vote of a majority of the outstanding voting securities of the Fund; in either case, the terms of the BIM advisory agreement and any renewal thereof must have been approved by the vote of a majority of directors who are not parties to the advisory agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The BIM advisory agreement may be terminated by either party on sixty days' written notice and terminates automatically if assigned.

     Under the BIM advisory agreement, BIM will furnish continuing investment supervision for the Fund and through an outsourcing agreement with BIC provide office space, facilities, and equipment. In addition, BIM will pay all of the expenses related to registering the Fund with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and has agreed to pay all expenses of maintaining those registrations. Further, under this agreement, BIM has agreed to pay all expenses of initially qualifying and maintaining the qualification of shares of the Fund in whole or in part under the securities laws of such states as the Fund may from time to time designate.

     For these services, the Fund agrees to pay BIM a quarterly fee of one-eighth (1/8) of one percent (1%) of the average net asset value of the Fund, which equals 1/2 of 1% on an annual basis, as determined by appraisals made as of the close of each month of the applicable quarter. However, BIM has agreed to reimburse the Fund for its total expenses (exclusive of stamp and other taxes but including fees paid to BIM) to the extent such expenses in the aggregate exceed one and one-half percent (1-1/2%) of the average net asset value of the Fund for such year as determined as of the close of each month thereof. The fees paid to BIM under the investment advisory agreement for the fiscal year 2005 were $379,884.

Information concerning Bridges Investment Management, Inc. (BIM)

     BIM is an investment advisory firm located at 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114. As part of its prudent long range planning to establish an orderly and well-managed transfer of advisory relationships, BIC formed BIM, as a wholly owned subsidiary in late 1994, and has provided working capital and other resources to it since 1995. Effective December 15, 2000, BIM separated from BIC and is no longer a wholly-owned subsidiary of BIC. BIM has been registered with the Securities and Exchange Commission as an investment adviser since December 9, 1999. The following lists the principal executive officers and directors of BIM.

     Officers and Directors of BIM: Edson L. Bridges III, Director, President and CEO; Edson L. Bridges II, Director and Executive Administrator; Deborah L. Grant, Director, Vice President and COO; Randall D. Greer, Vice President; Nancy K. Dodge, Vice President; Mary Ann Mason, Secretary/Treasurer; Kathleen
J. Stranik, Asst. Secretary Asst. Treasurer; Brian M. Kirkpatrick, Vice President; Douglas R. Plahn, Vice President; and Patricia S. Rohloff, Vice President.

     As of December 31, 2005, Edson L. Bridges III owned 76.5% of the voting common stock and 48.0% of the total equity (voting and nonvoting stock) of BIM, with the remaining common stock owned by various BIM employees. Edson L. Bridges II and Edson L. Bridges III, as co-trustees, have the right to vote BIM shares representing 87.7% of its voting common stock. The voting trust arrangement has been entered into in order to comply with Nebraska Department of Banking, Bureau of Securities regulations concerning control of investment advisory representatives.

     Since the commencement of active investment advisory operations in the first quarter of 2001, BIM has grown to total assets under management of approximately $377.2 million at December 31, 2005. Based on Fund net assets of $80.7 million at December 31, 2005, the Fund represents approximately 21.4% of BIM's total portfolio responsibilities. BIM does not advise any other investment companies.

Evaluation by the Fund's Board of Directors

     The proposal to continue the investment advisory agreement with BIM was initially made to the independent members of the Board of Directors at a meeting of independent directors held on November 15, 2005. This proposal was then favorably acted upon at the meeting of the Board of Directors held on November 15, 2005, with the Board recommending approval and submission to the Fund shareholders for action at the Fund's 2006 Annual Meeting of shareholders.

     In order for the investment advisory agreement to be adopted for an additional year, approval by the holders of the majority of the outstanding shares of the Fund or a majority of the independent directors is necessary. As a matter of historical practice, the Fund has obtained the approval of both the Fund's Board of Directors and the shareholders, and it is the Board's current intent to continue with this practice of obtaining both Board and shareholder approval each year.

     Prior to recommending approval of the continuation of the investment adviser agreement at their November 15, 2005, meeting, the independent Directors of the Fund reviewed the financial resources of BIM, the investment performance record, types of securities purchased, and asset size of the Fund in comparison with funds of similar size and comparable investment objectives, the operating costs relative to other funds, and other factors including the quality of investment advice and other services set forth in a special study prepared annually for the Board members by the investment manager. In addition, the independent Directors reviewed the expertise, personnel, and resources BIM is willing to commit to the management of the Fund, its compliance program, the cost of comparable services and the benefits to be received by BIM.

     With respect to BIM's financial resources, BIM provided the Fund's Board of Directors information showing (as of June 30, 2005) total assets of $2,163,103, no long-term debt, and total shareholders' equity of $1,827,801, with a current ratio (current assets to current liabilities) of 4.01 and an equity to total assets ratio of 84.5%. With respect to the investment performance record, types of securities purchased, quality of investment advice, and operating costs, because Edson L. Bridges III has been and will continue as the person responsible for the day-to-day management of the Fund's portfolio, a position he has held since April 11, 1997, and because the transfer of the investment advisory arrangement from BIC to BIM continued the Fund operations in similar form with minimal disruption of operations and arrangements, the directors reviewed and focused on the Fund's past performance and operations in their evaluation and decision.

     Based on information gathered from a leading mutual fund evaluator, the Fund directors compared the Fund's performance criteria to funds with similar investment objectives. The total fund comparison universe varied depending on the time frame of the comparison and other investment parameters included, but with respect to funds with a growth and income investment objective, the Fund ranked in the 58th percentile of 1,359 funds over a trailing 12-month period (as of June 30, 2005), 22nd of 1,114 funds over a 3-year period, 22nd of 892 funds over a 5-year period, 38th of 276 funds over a 10-year period, and 54th of 98 funds over a 15-year period.

     The Fund directors reviewed the asset allocation of the Fund, including the percentage of Fund assets invested in stocks (92.2% as of June 30, 2005) and bonds (4.90% as of June 30, 2005) and the sector weighting of stocks owned by the Fund, with 12.7% of Fund stocks held in the "information economy" (including software, hardware, media and telecommunications stocks), 70.2% of Fund stocks held in the "service economy" (including healthcare, consumer services, business services and financial services), and 20.0% of Fund stocks held in the "manufacturing economy" (including consumer goods, industrial materials, energy and utilities).

     The Fund directors reviewed a number of current ratios for the Fund's portfolio, including the current price/ earnings ratio of Fund stocks (19.9 as of June 30, 2005), price/cash ratio (14.9) and price/book ratio (3.6), as well as the Fund's turnover ratio, which declined moderately to 17% in 2004, compared to a turnover ratio average of

101% for a comparison group of large no-load growth funds. The directors also reviewed the Fund's expense ratio, which was 0.85% for 2004, compared to an average of 1.49% for a peer group of 1,497 funds selected as the comparison group.


     The Fund directors reviewed the economies of scale if Fund assets grow in the future. Generally, as the Fund's asset base increases, the Fund should experience a lower ratio of fees to average assets. However, these economies of scale may be partially or totally offset by increased third party fees and expenses in the future, and since the Fund's current expense ratio is already low (0.85% versus 1.49% for its peer group), it may be more difficult for the Fund to realize additional benefits in its fee structure from economies of scale.


     With respect to the Fund's compliance program, the Fund directors were provided information concerning both the historical practices to ensure compliance by Fund personnel, as well as current actions taken to strengthen the Fund compliance structure, including assignment of new officers in charge of the Fund's codes of ethics and oversight of trading policies and procedures.

     The Board of Directors noted that Edson L. Bridges III has more than 20 years experience with the Fund's portfolio and thus is very familiar with the Fund's history and operations. The Board of Directors further noted that Edson
L. Bridges III has been responsible for the day-to-day management of the Fund's portfolio since April 11, 1997, with Brian M. Kirkpatrick as the back-up person in this position.

     BASED ON THE FOREGOING, THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE APPROVAL OF THE PROPOSAL TO CONTINUE THE INVESTMENT ADVISORY AGREEMENT WITH BRIDGES INVESTMENT MANAGEMENT, INC.

     At each Board of Directors meeting, the Board reviews the brokerage commissions and fees paid with respect to securities transactions undertaken for the Fund's portfolio during the prior three-month period for the cost efficiency of the services provided by the brokerage firms involved, all of which brokerage firms are non-affiliated with the Fund and BIM. In January 2005, the Fund's Board of Directors reviewed the soft dollar commission arrangements of BIM and the benefits that BIM and its clients may receive from the Fund's portfolio transactions. The Board has regularly reviewed the brokerage commissions paid on each portfolio security transaction since 1995, and the actions taken by the management during the prior quarter with respect to portfolio transactions and commission levels have been approved by the Board of Directors. At its February 2006 meeting, the Fund's Board of Directors intends to review BIM's soft dollar commission arrangements and the benefits that BIM and its clients may receive.

                                PROPOSAL THREE
                   RATIFICATION OR REJECTION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANT

     The Investment Company Act of 1940 provides that the accountants of an investment company shall be selected by a majority of the members of the Board of Directors who are not affiliated with the investment adviser of the Fund, that such selection shall be submitted for ratification or rejection at the Annual Meeting of the shareholders. Although the Fund has an Audit Committee comprised of independent directors and otherwise meets the standards of SEC Rule 32a-4 which exempts it from the requirement that the independent accountant be ratified by the shareholders, the Audit Committee has directed the submission of the selection of the independent public accountant to the Fund shareholders for ratification.


     On February 3, 2006, the members of the Audit Committee of the Board of Directors recommended the selection of Deloitte & Touche LLP as auditors for the Fund for the year ending December 31, 2006 and directed the submission of this recommendation to the shareholders for ratification. Through the Proxy solicited for the Annual Meeting scheduled for March 22, 2006, you will be ratifying the selection of Deloitte & Touche LLP as the independent public accountant for the year-ending 2006 financial statements for the Fund. A representative of Deloitte & Touche LLP will be in attendance at the Annual Meeting of Shareholders on March 22, 2006 to respond to appropriate questions and, at the representative's discretion, to make a statement.


     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE APPROVAL OF THE INDEPENDENT PUBLIC ACCOUNTANT.

                           PROPOSALS RELATING TO THE
                           AMENDMENT AND RESTATEMENT
                    OF THE FUND'S ARTICLES OF INCORPORATION


Background


     The Fund's current Articles of Incorporation were originally adopted in 1963 and with the exception of minor amendments in 1969, the addition of two articles in 1970, and amendments increasing the authorized capital, the Articles have remained substantially unchanged since their adoption. On January 17, 2006, the members of the Board of Directors recommended the amendment and restatement of the Articles of Incorporation in the form attached hereto as Appendix A. The Board directed the submission of its recommendation to the shareholders for approval.

     Proposals 4 through 9 relate to the approval of certain amendments to and the restatement of the Articles of Incorporation. The articles that may be materially amended by these proposals are set forth in Appendix B attached hereto. Each proposal contains a summary of the proposed amendments with emphasis on those amendments that are material. While a summary of each proposed amendment is set forth below, it is only a summary, and shareholders should refer to Appendices A and B for a complete understanding of the proposed amendments.

                                 PROPOSAL FOUR
                    APPROVAL OF NEW ARTICLES VII AND IX TO
               INCREASE CAPITALIZATION AND AUTHORIZE NEW SERIES

     Under current Article VI, the Fund's capitalization is 6 million shares, par value $1.00 per share, for a total authorized capitalization of $6 million, and under current Article VII, the Fund's minimum amount of capital and surplus to commence business was $100,000. See Appendix B for the full text of current Articles VI and VII, which will be deleted if Proposal 4 is approved by the shareholders. At December 31, 2005, the Fund had 2,305,765 shares issued and outstanding. New Article VII replaces Article VI and increases the authorized capital stock to 100 million shares and reduces the par value to $0.00001 per share, for a total authorized capital of $10,000. The reduction in par value and total authorized capital is intended to reduce the amount of the Fund's state franchise tax expenses.


     New Article VII also provides that of the 100 million shares authorized, 50 million shares are specifically designated as common shares for the Fund, and 50 million shares are reserved for issuance as additional series. New
Article VII permits flexibility in the future for the Fund to issue new series with such designations and preferences as set by the Board of Directors.

     The additional 44 million shares of Fund common stock for which authorization is sought would be identical to the current issued and outstanding shares of the Fund. Shareholders do not have preemptive rights to subscribe to additional securities which may be issued by the Fund. The additional 50 million shares reserved for issuance as additional series may not have the same rights and privileges as the Fund's shares of common stock issued and outstanding. The shares could be issued from time to time for such purposes as the Board may approve and, unless required by applicable law, no further vote of the shareholders will be required. The Board has no present plans, proposals or arrangements to create any new series of stock or to issue any such shares.


     New Article IX was added relating to the rights and preferences of future series of shares authorized by the Board of Directors. Any future establishment of a new series of Fund shares would require approval by the Fund's Board of Directors, with a detailed Board resolution setting out the specific terms of the new series of shares required to be filed with the appropriate state authority. This new Article IX, together with Article VII, provides flexibility in the future for the Fund to create a new series. Such future series may not have the same rights and privileges as the Fund's shares of common stock, and the shares could be issued from time to time for such purposes as the Board may approve and, unless required by applicable law, no further vote of the shareholders will be required. The Board has no present plans, proposals or arrangements to create any new series of Fund shares.

     Approval of new Articles VII and IX of the Articles of Incorporation requires the affirmative vote of at least two-thirds majority of the votes entitled to be cast either in person or by proxy as of the record date. After carefully reviewing all of the factors described above, as well as the requirements of the current Articles of Incorporation, the Fund's By-Laws and Nebraska law, the Board approved new Articles VII and IX of the Articles of Incorporation to increase capitalization and authorize new series of stock.

     BASED ON THE FOREGOING, THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE APPROVAL OF NEW ARTICLES VII AND IX OF THE FUND'S ARTICLES OF INCORPORATION.

                                 PROPOSAL FIVE
                    APPROVAL OF THE AMENDMENT OF ARTICLE X
                     RELATING TO THE DETERMINATION OF THE
                          NET ASSET VALUE OF THE FUND

     Proposed Article X revises and updates current Article X. Current Article X contains limiting and regulating powers of the Fund and detailed provisions as to determining the Net Asset Value of the Fund. The text of current Article X is set forth in Appendix B.

     Subsections A through D of current Article X remain substantially unchanged and are summarized below:

     1. Subsection A empowers the Board of Directors to issue shares of the Fund's stock from time to time; this power is now set forth in proposed Article X(a)(1).

     2. Subsection B states that no shareholder shall have any preemptive right which provision now is set forth in new Article VIII.

     3. Subsection C provides that each shareholder shall be entitled to one vote for each share, and that at elections of the Fund's directors, each shareholder shall be entitled to as many votes as shall equal the number of shares of stock multiplied by the number of directors to be elected. The cumulative voting provision is set forth in proposed
          Article IX(a).

     4. Subsection D provides the time and place that the shareholders may inspect the Fund's books, accounts and documents. This provision now is set forth in proposed Article X(a)(2).

     Subsection E of current Article X has been proposed to be deleted in its entirety and replaced by the new provisions of Article X. Current Article X E. contains provisions as to determining the Net Asset Value of the Fund, including specific timing provisions. These provisions have been replaced by more flexible provisions permitting the Board to make determinations of Net Asset Value in accordance with the Investment Company Act. These provisions are intended to give the Fund Board the flexibility to make determinations of Net Asset Value in accordance with SEC regulatory interpretations or changes, as they may occur from time to time.

     Approval of amendment of Article X of the Articles of Incorporation requires the affirmative vote of at least two-thirds majority of the votes entitled to be cast either in person or by proxy as of the record date. After carefully reviewing all of the factors described above, as well as the requirements of the current Articles of Incorporation, the Fund's By-Laws and Nebraska law, the Board approved the amendment of Article X of the Articles of Incorporation to revise the provisions relating to the determination of the net asset value of the Fund.

     BASED ON THE FOREGOING, THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE APPROVAL OF THE AMENDMENT OF
ARTICLE X OF THE FUND'S ARTICLES OF INCORPORATION.

                                 PROPOSAL SIX
                          APPROVAL OF NEW ARTICLE XIV
                  INDEMNIFICATION FOR DIRECTORS AND OFFICERS

     Article XIV is new and provides for mandatory indemnification for Fund directors and officers to the fullest extent permitted by Nebraska law and the Investment Company Act. The Nebraska Business Corporation Act sets forth the standards to be met in such indemnification, including a requirement that the director or officer have acted in good faith and with a reasonable belief that such conduct was in the best interests of the corporation. As noted below, these indemnification provisions are limited by certain sections of the Investment Company Act. Indemnification of Fund employees or agents is also permitted to the extent authorized by the Board of Directors or the By-Laws, and as permitted by law.


     The Investment Company Act prohibits an SEC-registered mutual fund from including in its articles of incorporation or bylaws any provision which protects or purports to protect any director or officer against any liability to the fund or its shareholders to which such director or officer would otherwise be subject "by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office." This Investment Company Act limitation has been expressly added to new
Article XIV which provides: "[n]othing contained herein shall be construed to protect any director or officer of the [Fund] against any liability to the [Fund] or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office."


     Approval of new Article XIV to the Articles of Incorporation requires the affirmative vote of at least two-thirds majority of the votes entitled to be cast either in person or by proxy as of the record date. After carefully reviewing all of the factors described above, as well as the requirements of the current Articles of Incorporation, the Fund's By-Laws and Nebraska law, the Board approved new Article XIV of the Articles of Incorporation to provide indemnification for directors and officers of the Fund.

     BASED ON THE FOREGOING, THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF NEW ARTICLE XIV OF THE FUND'S ARTICLES OF INCORPORATION.

                                PROPOSAL SEVEN
                          APPROVAL OF NEW ARTICLE XV
                     LIMITATION OF LIABILITY FOR DIRECTORS

     The Nebraska Business Corporation Act (Section 21-2018(d)) permits Nebraska corporations to add a provision to its Articles of Incorporation which limits the liability of directors to the corporation or its shareholders for money damages for any action taken, or any failure to take an action, with the following exceptions: (i) the amount of a financial benefit received by a director to which he or she is not entitled; (ii) an intentional infliction of harm on the corporation or shareholders; (iii) a violation of Section 21-2096, Nebraska Business Corporation Act (which covers unlawful distributions, such as dividends, approved by the directors); or (iv) an intentional violation of criminal law. In accordance with the Investment Company Act requirements noted above, proposed Article XV also provides that it shall not be construed "to protect any director of the [Fund] against any liability to the [Fund] or its shareholders to which he or she would otherwise by subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office."


     Approval of new Article XV to the Articles of Incorporation requires the affirmative vote of at least two-thirds majority of the votes entitled to be cast either in person or by proxy as of the record date. After carefully reviewing all of the factors described above, as well as the requirements of the current Articles of Incorporation, the Fund's By-Laws and Nebraska law, the Board approved new Article XV of the Articles of Incorporation to provide limitation of liability for Fund directors.

     BASED ON THE FOREGOING, THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF NEW ARTICLE XV OF THE FUND'S ARTICLES OF INCORPORATION.

                                PROPOSAL EIGHT
                          APPROVAL OF NEW ARTICLE XVI
                   ELIMINATION OF ANNUAL MEETING REQUIREMENT


     The Nebraska Business Corporation Act (Section 21-2051(4)) permits an investment company registered under the Investment Company Act to include a provision in its articles of incorporation limiting or eliminating the requirement to hold an annual meeting of shareholders. Consistent with the Nebraska Business Corporation Act, new Article XVI is proposed as follows:


   Pursuant to Neb. Rev. Stat. Section 21-2051(4) as it presently exists or is hereafter amended, the [Fund] shall not be required to hold annual meetings of shareholders pursuant to Neb. Rev. Stat. Section 21-2051(1) unless the holding of an annual meeting of shareholders is otherwise required by these Articles of Incorporation or the Investment Company Act and the rules and regulations thereunder.

     The historical practice of the Fund has been to hold annual shareholder meetings, and it is the current intent of the Board of Directors to continue to hold such annual meetings. In accordance with this intent, on January 17, 2006, the Board of Directors amended the Fund's By-Laws to require that an annual shareholder meeting be held, notwithstanding the provisions of Article XVI (if approved by the Fund shareholders at the annual meeting). As a result of this amendment to the By-Laws, the Fund will be required to hold annual shareholder meetings until its By-Laws are amended and as otherwise required by the Investment Company Act.


     Although the Investment Company Act does not require an investment company to hold a shareholders meeting on an annual basis, the Investment Company Act does require an investment company to call a special or annual meeting of shareholders in the event less than a majority of the board of directors have been elected by the shareholders. Vacancies between meetings may be filled by the existing board members as long as immediately after filling the vacancy two-thirds (2/3) of the directors then holding office have been elected by the shareholders. As interpreted by the SEC, the Investment Company Act would require the Fund to hold an annual meeting (or special meeting) to ratify the new director filling the vacancy filled by the Board on an interim basis.


     Annual or special meetings of the shareholders of the Fund may be required for other reasons than the election of directors, including the following: (i) change of control in the investment adviser; (ii) change in fundamental policies regarding borrowing money, issuing securities, underwriting securities issued by others, purchasing or selling real estate or commodities, or making loans to others; and (iii) changes in or deviations from fundamental investment policies of the Fund.

     If the Fund shareholders approve the Amended and Restated Articles of Incorporation and if the Board of Directors took action in the future to amend the By-Laws to eliminate the current requirement that the Fund hold an annual shareholders meeting, then the Fund would have the option of foregoing the annual meeting of shareholders except as required by the Investment Company Act. In such event, if no annual meeting of shareholders were held, the term of each Director would be extended until the next annual meeting of shareholders or until the earlier death, disability, resignation or removal of such Director. In any year in which the Investment Company Act would not require the election of directors, the Fund would be exempt from the state law requirement to hold an annual meeting of shareholders. As a result, the Fund would not have to cover the expense of conducting annual meetings of shareholders each year, and no further action of shareholders would be required to the extent permit by law. As noted above, the Board of Directors currently does not intend to amend its By-Laws to eliminate the current requirement of holding an annual meeting of shareholders.


     Approval of new Article XVI to the Articles of Incorporation requires the affirmative vote of at least two-thirds majority of the votes entitled to be cast either in person or by proxy as of the record date. After carefully reviewing all of the factors described above, as well as the requirements of the current Articles of Incorporation, the Fund's By-Laws and Nebraska law, the Board approved new Article XVI of the Articles of Incorporation to provide limitation of liability for Fund directors.

     BASED ON THE FOREGOING, THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF NEW ARTICLE XVI OF THE FUND'S ARTICLES OF INCORPORATION.

                                 PROPOSAL NINE
                       APPROVAL OF ALL OTHER AMENDMENTS
                          AND THE RESTATEMENT OF THE
                       FUND'S ARTICLES OF INCORPORATION

     In addition to the amendments proposed in Proposals 4 through 8, the Board of Directors approved the following amendments to, and the general restatement of, the Articles of Incorporation:

     A. Directors. Under proposed Article III, the Fund shall have not less than three (3) nor more than fifteen (15) directors. The range of directors remains unchanged from current Article III. Proposed Article III clarifies that the number of directors shall be "determined from time to time by the Board of Directors or the shareholders." Article III is proposed to be amended as follows (new language in brackets):

     The Corporation shall have not less than three (3) nor more than fifteen (15) directors [as determined from time to time by the Board of Directors or the shareholders. The Board members] shall serve until their successors are elected and qualified.

     B. Purposes. New Article VI replaces Article IX and provides broad purposes subject to compliance with the Nebraska Business Corporation Act and the Investment Company Act. Current Article IX contains numerous specifically delineated purposes such as (i) purchasing or otherwise acquiring, holding for investment or otherwise, and selling, exchanging or otherwise disposing of securities of any class, (ii) investing its funds from time to time by deposit at interest in any bank, savings bank, savings and loan association, or trust company in good standing, (iii) conducting researches and investigations in respect of securities, organizations, business and general business conditions, (iv) paying all assessments, subscriptions and other sums of money or other considerations as it may deem expedient for the protection of its interests as holder of any stocks or other securities of any company whose securities are held by it, (v) exercising any right or option contained in, appertaining to, or granted or issued to holders of any stocks or other securities for conversion into, or exchange for, or purchase of, other stocks or securities, and (vi) borrowing money as a temporary measure. See, Appendix B for the full text of current Article IX.

     Under the Nebraska Business Corporation Act, neither the purposes nor the powers of a Nebraska corporation are required to be enumerated in the Articles of Incorporation, and new Article VI is consistent with current corporate and investment company practice.

     C. Amendment to Articles. Proposed Article XII revises current Article XIV by changing the requirement of a 51% vote for the amendment, alteration, change, or repeal of any provision contained in the Articles of Incorporation to a requirement that such amendment be approved in accordance with the voting requirements of the Nebraska Business Corporation Act. The change is intended to assure that the Articles of Incorporation are consistent with the Nebraska Business Corporation Act, and any amendments are adopted in accordance with its provisions, as they may exist from time to time. The text of current Article XIV is set forth in Appendix B.

     D. Housekeeping Amendments. Additional non-substantive amendments were made in the proposed Amended and Restated Articles of Incorporation. The purposes of these non-substantive amendments were to provide consistency throughout the Articles and to modernize certain provisions.

     Approval of all other amendments and the restatement of the Articles of Incorporation requires the affirmative vote of at least two-thirds majority of the votes entitled to be cast either in person or by proxy as of the record date. After carefully reviewing all of the factors described above, as well as the requirements of the current Articles of Incorporation, the Fund's By-Laws and Nebraska law, the Board approved these amendments and the restatement of the Articles of Incorporation.

     BASED ON THE FOREGOING, THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE AMENDMENTS AND THE RESTATEMENT OF THE FUND'S ARTICLES OF INCORPORATION.


Rights of Dissenting Shareholders

     Sections 21-20,137 through 21-20,150 of the Nebraska Business Corporation Act (NBCA) entitle each shareholder of the Fund to dissent from the proposed amendment and restatement of the Fund's Articles of Incorporation and to obtain payment of the fair value of his or her shares of Fund capital stock. "Fair value" is defined in the statute as the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.


     In order to exercise his or her right to dissent, the shareholder must, prior to the taking of the vote of the shareholders on the amendment and restatement of the Fund's Articles of Incorporation, deliver to the Fund written notice of his or her intent to demand payment for his or her shares if any of the Proposals 4-9 is effected and giving his or her address to which notice shall be delivered or mailed in such event. Such dissenting shareholder must not vote in favor of any such proposal, although it is not necessary for the shareholder to vote against any proposal. Note that a vote against a proposal alone will not satisfy the requirement under the NBCA that the shareholder make demand for payment for his or her shares.

     If any of Proposals 4-9 is approved, the Fund shall give notice to such dissenting shareholder within 10 days after any such proposal is approved by the shareholders. Such notice from the Fund will: (i) state an address at which the Fund will receive payment demands and an address of a place where certificates for certified shares must be deposited; (ii) inform holders of uncertified shares as to what extent transfer of the shares will be restricted after the payment demand is received; (iii) supply a form for demanding payment that includes the date of the first announcement to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not he or she acquired beneficial ownership of the shares before that date; (iv) set the date by which the Fund must receive the payment demand, which date shall be not fewer than 30 days nor more than 60 days after the date notice from the Fund is given; and (v) be accompanied by a copy of the NBCA provisions related to dissenters' rights.

     A Fund shareholder who is delivered a dissenter's notice by the Fund and who wishes to assert dissenters' rights is required to deliver a payment demand in the form provided by the Fund or in another writing to the Fund and deposit the shareholder's certificates for certificated shares owned by the shareholder within the time frame set forth in the Fund's notice. A shareholder who demands payment in accordance with his or her dissenters' rights retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed amendment and restatement of the Articles of Incorporation and has only the right to receive payment for the shares after the effective date of such amendment and restatement of Articles of Incorporation, which is the date that such amendment and restatement is filed with the Nebraska Secretary of State.

     Except as set forth below, the demand for payment by a dissenting shareholder and the deposit of certificates are irrevocable. A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date set forth in the Fund's dissenter's notice is not entitled to payment for his or her shares under the NBCA.

     Upon the effective date of the amendment and restatement of the Articles of Incorporation of the Fund or upon the receipt of a payment demand pursuant to the foregoing procedures, whichever is later, the Fund shall pay each dissenter who has complied with the foregoing procedures the amount of the Fund's estimate of the fair value of the dissenter's shares, plus accrued interest. The payment to the dissenting shareholder will be accompanied by (i) the Fund's balance sheet as of the end of its most recent fiscal year, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;
(ii) a statement of the Fund's estimate of the fair value of the shares; (iii) an explanation of how the interest was calculated; (iv) a statement of the dissenter's right to demand additional payment under the NBCA; and (v) a copy of the dissenters' rights provisions of the NBCA.

     If the effective date of the amendment and restatement of Articles of Incorporation of the Fund does not occur within 60 days after the date set by the Fund by which the Fund must receive the payment demand from the dissenting shareholder, the Fund shall return the deposited certificates and release the transfer of restrictions imposed on uncertified shares. If the effective date of the amendment and restatement of the Fund's Articles of Incorporation occurs more than 60 days after the date set by the Fund by which the Fund must receive the payment demand from the dissenting shareholder, then the Fund shall send a new dissenters' notice, as set forth above, and the provisions of the NBCA with respect to dissenters' rights shall again be applicable.


     Special provisions of the NBCA define the rights of dissenting shareholders who acquired their shares after the announcement of the proposed amendment and restatement of Articles of Incorporation of the Fund. Those provisions are found in Section 21-20,147, NBCA (Appendix C).


     If a shareholder believes that the amount paid by the Fund for his or her shares was less than the fair value of the shares or that the interest due was incorrectly calculated, or if the Fund fails to make the required payment within 60 days after the date set by the Fund by which the Fund must receive the payment demand, or if the Fund does not return the deposit of certificates or release the transfer restrictions imposed on uncertified shares as required by the statute, a dissenting shareholder may give notice to the Fund in writing of the dissenter's own estimate of the fair value of the dissenter's shares and of the amount of interest he or she believes due and make demand for payment of such estimated amount, less any payment previously made by the Fund. Dissenters waive the right to demand additional payment unless the Fund receives the notice of additional demand within 30 days after the Fund made or offered payment for the dissenter's shares.

     If the demand for payment by a dissenting shareholder remains unsettled, the Fund may, within 60 days after receiving the payment demand, commence a judicial proceeding and petition the court to determine the fair value of the shares and accrued interest. If the Fund does not commence the proceeding within the 60 day period, it must pay to each dissenter whose demand remains unsettled the amount demanded. Such suit is to be brought in state District Court in Douglas County, Nebraska. Costs of court are generally charged to the Fund, except in cases where court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding additional payment.

     The foregoing summary does not purport to be a complete statement of the rights of dissenting shareholders, such summary is qualified in its entirety by reference to Sections 21-20,137 through 21-20,150 of the NBCA, which sections are set forth in their entirety as Appendix C attached hereto.


Other Matters Which May Come Before the Meeting

     It is not anticipated that any action will be asked of the shareholders other than the matters previously indicated, but if other matters are properly brought before the Annual Meeting, the persons named in the Proxy will vote on such matters in accordance with their best judgment.

Supplementary Comments and Information


Disclosure of Election Results


     Rule 30e-1 of the General Rules and Regulations promulgated under the Investment Company Act of 1940 requires that a brief description of each matter voted upon at a meeting of shareholders be made in the Annual Shareholder Report and/or in a semi-annual report following the shareholder meeting. This description shall include the number of votes cast for, against, or withheld as well as the number of abstentions including an apparent tabulation with respect to each matter or nominee for office. Please consult Exhibit 3 in the First Quarter Shareholder Report for the matters and the results acted upon at the March 22, 2005, Annual Meeting of Shareholders.

     In the event shareholders holding five percent (5%) or more of the total shares voted at the Annual Meeting withhold authority to vote for any nominee for election to the Board of Directors, a post-meeting disclosure of the name(s) of the nominee(s) will be made by the Fund indicating a list of all directors by name, the number of shares voted for and the number of shares for which authority was withheld, and the total number of shares voted at the meeting for directors. Such report will be made in the next quarterly shareholder letter following the shareholder meeting at which a vote is taken. This information will be provided in addition to the results to be disclosed under Rule 30e-1 under the Investment Company Act of 1940.

Limitation of Exemption from the Proxy Rules for Certain Non-Issuer
Solicitations

     The issuer of the enclosed Proxy is the Fund. The Board of Directors of the Fund is not aware of solicitations for Proxies by persons other than the Board of Directors. In the event non-issuer solicitations for Proxies do occur, any statements contained therein will be the responsibility of the solicitors that have made such filing. Such a filing of non-issuer solicitation material with the Securities and Exchange Commission does not constitute a finding by the Commission that such solicitation material is accurate or complete.

Deadline for Proposals for Next Annual Meeting

     Shareholders who wish to have a proposal included in the business agenda for the next Annual Meeting of Shareholders to be held in 2007 must have their proposal filed at the office of the Fund by October 16, 2006, which date is estimated to be approximately 120 days prior to date of the release of the Fund Proxy Statement to shareholders for the 2007 annual meeting.

     A shareholder who wishes to make a proposal at the next Annual Meeting of Shareholders without including the proposal in the Fund's proxy statement must notify the Fund by December 30, 2006. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxy solicitation for the next annual meeting will have discretionary authority to vote on the proposal.

Shareholder Communication with Board Members

     The Fund's Annual Meeting of Shareholders provides an opportunity each year for shareholders to ask questions of or otherwise communicate directly with members of the Fund's Board of Directors on appropriate matters. Each of the Fund's directors is encouraged to attend the Annual Meeting in person. Three directors attended last year's Annual Meeting, and the Fund anticipates that a similar number of its directors will attend the 2006 Annual Meeting. In addition, shareholders may, at any time, communicate in writing with any particular director or directors who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940 as a group, by sending such written communications to the attention of the Fund's Secretary at 246 Durham Plaza,

8401 West Dodge Road, Omaha, Nebraska 68114. Copies of written communications received at such address will be provided to the relevant director or directors as a group unless such communications are considered, in the reasonable judgment of the Fund's Secretary, to be improper for submission to the intended recipient(s). Examples of shareholder communications that would be considered improper for submission include, without limitation, solicitations, communications that do not relate directly or indirectly to the Fund or communications that relate to improper or irrelevant topics.

Fund's Board of Directors Meetings

     In accordance with the Fund's By-Laws, the Fund's Board of Directors has set the size of the Fund's Board of Directors at ten (10) directors. The Board currently is scheduled to meet five times this year. The scheduled dates for 2006 are January 17, February 23, May 16, August 22 and November 21, 2006. Board meetings are normally held at 4:00 p.m. at the offices of the Fund. The Board addresses all policy matters in relation to the operation of the Fund, and it reviews and acts upon subjects involving federal and state laws and regulations governing the Fund.

Associations

     There is no nominee or director who is a member or employee or associated with a law firm which the Fund has used during the past two fiscal years or proposes to retain in the current year.

     Mr. Bridges II also serves as a director of N.P. Dodge Company, of which Mr. N. Phillips Dodge, Jr. is a CEO. Mr. Dodge has been CEO of N.P. Dodge Company since 1997, and Mr. Bridges has served as a director of N.P. Dodge Company since 1971. In addition, Mr. Bridges serves as a director and Vice Chairman of the Nebraska Methodist Health System, of which Mr. L. B. Thomas also is a director. Mr. Thomas has been a director of Nebraska Methodist Health System since 1992, and Mr. Bridges has served as a director of Nebraska Methodist Health System since 1981.

Committees

     The Fund has an Administration and Nominating Committee and an Audit Committee, which are comprised solely of independent directors of the Fund. The director members on each committee are identified below. No member of either committee is an "interested person" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The Administration and Nominating Committee evaluates candidates' qualifications for Board membership, including such candidates' independence from the Fund's investment manager, and makes nominations for independent director membership on the Board. A copy of the Administration and Nominating Committee's charter was included as Exhibit C to the Fund's 2004 Proxy Statement. The Administration and Nominating Committee will consider nominees recommended by Fund shareholders. Such recommendations should be in writing and addressed to the Fund, Attention: Administration and Nominating Committee, with the name, address, biographical information and telephone number of the person recommended and of the recommending person. As set forth in its charter, the Administration and Nominating Committee periodically reviews the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skills sets from those already on the Board. To date, the Administration and Nominating Committee has not set any specific, minimum qualifications that the Administration and Nominating Committee believes must be met by a committee-recommended nominee for a position on the Fund's Board, nor has the Administration and Nominating Committee determined a specific process for identifying and evaluating nominees for director beyond the general criteria regarding board composition discussed above.

     In April, 2003, the Fund's Administration and Nominating Committee adopted a retirement policy whereby directors of the Board will not stand for reelection in the year in which that director becomes 72 unless the Administration and Nominating Committee determines that an exception is applicable to an individual that continues to be employed in an executive position with a service provider of the Fund or an individual that has a significant portion of his or her net worth invested in the Fund.

     The Administration and Nominating Committee also periodically reviews and makes recommendations with respect to Board governance procedures and compensation. The Administration and Nominating Committee also reviews the Fund investment advisory agreement and makes recommendations to the independent directors and the Fund's Board of Directors concerning such agreement.

     The Audit Committee establishes the scope of review for the annual audit by the independent auditor, and its members work with representatives of the independent auditor to establish such guidelines and tests for the audit which are deemed appropriate and necessary. The Audit Committee has adopted pre-approval policies and procedures. Prior to engaging the independent public accountant to render audit or non-audit services, the engagement is approved by the Fund's Audit Committee.

     The specific assignments to committees of the Board of Directors appear in the two tables set forth below:

            ADMINISTRATION AND
           NOMINATING COMMITTEE                        AUDIT COMMITTEE
      ------------------------------            ----------------------------
              N. P. Dodge, Jr.                        John W. Estabrook
        Gary L. Petersen, Chairman               Jon D. Hoffmaster, Chairman
               Roy A. Smith                            John T. Reed(2)
            Janice D. Stoney(1)                          L.B. Thomas
                                                       John K. Wilson

------------
(1) Mrs. Stoney has elected not to stand for re-election as a Board member after the 2006 Annual Meeting of Shareholders and on such date, Mrs. Stoney will no longer be a member of the Board or the Administration and Nominating Committee.

(2) Mr. Reed has elected not to stand for re-election as a Board member after the 2006 Annual Meeting of Shareholders and on such date, Mr. Reed will no longer be a member of the Board or the Audit Committee.

     Mr. John J. Koraleski is the Lead Independent Director of the Fund, and, in that capacity, Mr. Koraleski coordinates the activities of these two committees with the management of the Fund.

Other Services Provided to the Fund

     U.S. Bank National Association, an affiliate of U.S. Bancorp Fund Services, LLC, 425 Walnut Street, M.L. CN-OH-W6TC, Cincinnati, Ohio 45202, serves as custodian of the Fund's assets pursuant to a Custody Agreement. Under the Custody Agreement, U.S. Bank National Association's duties include (i) holding securities of the Fund in a separate account in the name of the Fund,
(ii) making receipts and disbursements of money on behalf of the Fund, (iii) collecting and receiving all income and other payments and distributions on account of the Fund's portfolio investments, (iv) maintaining books and records in accordance with applicable laws, and (v) making periodic reports to the Fund concerning the Fund's operations. U.S. Bank National Association does not exercise any supervisory function in management matters such as the purchase and sale of portfolio securities. The Fund pays the fees and costs of U.S. Bank National Association for its services as Fund Custodian.

     As of October 11, 2004, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the Dividend Disbursing and Transfer Agent for the Fund under a Transfer Agent Servicing Agreement. As transfer and dividend disbursing agent, U.S. Bancorp Fund Services, LLC's duties include (i) issuance and redemption of Fund shares, (ii) making dividend and other distributions to shareholders of the Fund, (iii) responding to correspondence by Fund shareholders and others relating to its duties, (iv) maintaining shareholder accounts, and (v) issuing Form 1099 and 5498 information to Fund shareholders each year. The Fund paid U.S. Bancorp Fund Services $9,392 and $30,278 for the periods of October 12, 2004 through December 31, 2004, and January 1, 2005 through November 30, 2005, respectively, for these services.

     In addition, Bridges Investment Management, Inc. has entered into a separate Fund Accounting Servicing Agreement and Fund Sub-Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC. Under the Fund Accounting Servicing Agreement, U.S. Bancorp Fund Services, LLC's duties include (i) portfolio accounting services, (ii) expense accrual and payment services, (iii) fund valuation and financial reporting services, (iv) tax accounting services, (v) compliance control services, and (vi) daily accounting functions. For these services, U.S. Bancorp Fund Services, LLC is entitled to receive fees, payable monthly based on the total annual rate of $26,000 for the first $25 million of Fund assets, .03% of the next $25 million of Fund assets, ..02% of the next $50 million of Fund assets, and .01% of assets exceeding $100 million, in addition to reimbursement of certain out of pocket expenses, including pricing expenses.

     Under the Fund's Sub-Administration Servicing Agreement with Bridges Investment Management, Inc., U.S. Bancorp Fund Services, LLC's duties include blue sky preparation, filing and compliance, and SEC document preparation, filing and compliance. For these services, U.S. Bancorp Fund Services, LLC is entitled to receive fees, payable monthly based on the total annual rate of 0.04% of assets on the first $50 million of Fund assets, 0.03% on the next $50 million of Fund assets, and 0.02% of Fund assets exceeding $100 million, in addition to reimbursement for certain out of pocket expenses. These expenses are the contracted obligation of, and will be paid by, Bridges Investment Management, Inc. Accordingly, these sub-contracted services will not be a part of the operating costs of the Fund.

     Distributor -- Quasar Distributors, LLC (the "Distributor") serves as the Fund's distributor. The principal executive offices of the Distributor are located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD.

     The Fund may enter into distribution agreements or shareholder servicing agreements with certain financial institutions ("Servicing Organizations") to perform certain distribution, shareholder servicing, administrative and accounting services for their customers ("Customers") who are beneficial owners of shares of the Fund.

     A Service Organization may charge a Customer one or more of the following types of fees, as agreed upon by the Service Organization and the Customer, with respect to the cash management or other services provided by the Service
Organization: (1) account fees (a fixed amount per month or per year); (2) transaction fees (a fixed amount per transaction processed); (3) compensating balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (4) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets).

Professional Appointments and Fees

     SEC rules require our Audit Committee to pre-approve all audit and permissible non-audit services provided by our independent public accountant, Deloitte & Touche LLP, with certain limited exceptions. The Audit Committee annually approves the engagement of the Fund's independent public accountant and the scope of such engagement for audit and non-audit fees and services. Our Audit Committee has concluded that the provision of services by Deloitte & Touche LLP not related to the audit of the financial statements is compatible with maintaining Deloitte & Touche's independence.

     Aggregate fees for which we have been or expect to be billed for services rendered by Deloitte & Touche LLP for the fiscal years ended December 31, 2005 and 2004 are presented below.

                                       For the fiscal year ended December 31,
                                  ------------------------------------------------
                                            2005                     2004
                                  -----------------------   ----------------------
                                   Deloitte & Touche LLP     Deloitte & Touche LLP
                                  -----------------------   ----------------------
   Audit fees(1) ..............            $21,500                  $22,500
   Audit related fees .........                 --                       --
   Tax fees(2) ................              2,800                    3,000
   All other fees .............                 --                       --
                                           -------                  -------
    Total .....................            $24,300                  $25,500
                                           =======                  =======

------------
(1) Audit fees consisted of services that would normally be provided in connection with statutory and regulatory filings or engagements, including services that generally only the independent accountant can reasonably provide.

(2) Tax services consisted of fees for tax consultation and tax compliance services.

     The Fund will reimburse out of pocket expenses in addition to the fees above that will be stated separately on invoices from Deloitte & Touche LLP. To this date, Deloitte & Touche LLP's has not provided any consulting services to the Fund.

     Legal fees and services performed on behalf of the Fund have been paid by the investment adviser in accordance with the terms of the agreement between the Fund and the investment adviser. The investment adviser will continue to pay those legal expenses in accordance with the agreement between the Fund and the investment adviser. The appointment of attorneys for the Fund is a matter that is reviewed annually by the Board of Directors at its first quarter meeting.

     There are three categories of legal expenses related to the conduct of the business affairs of Bridges Investment Fund, Inc.: (1) all amounts spent for registering the Fund under the Investment Company Act of 1940, of initially registering and maintaining the registration of shares of the Fund under the Securities Act of 1933, and of initially qualifying and maintaining the qualification of shares of the Fund in whole or in part under the Securities Law of such states as the Fund may from time to time designate; (2) billings for services to operate all areas of activities and needs for the independent director members of the Board of Directors; and (3) the costs of a special counsel for Securities and Exchange Commission and other regulatory matters. In 2005, the Fund paid the legal expenses in category (2) as described above. The cost amounts for these legal expenses are reported in Exhibit 1 of the Annual Report.

     The expenditures for legal services paid for by the Fund during the fiscal years ended December 31, 2005 and 2004 are summarized in the table below:

     From                                Purpose                                  2005         2004
     ----                                -------                                ---------    ---------
     Koley, Jessen, P.C. ...........     For Independent Directors               $17,823      $12,325
     Ballard, Spahr, Andrews, &
       Ingersoll, LLP ..............     Special Counsel Regulation Matters      $     0      $ 3,759

     Payments for legal services by the investment advisers in support of the Fund paid from the investment management fee earned by that Firm were $64,757 in 2004 and $65,994 in 2005. These expenditures are related heavily to new laws and regulations related to anti-money laundering, the drafting of the Prospectus, amending the Articles of Incorporation, corporate governance, privacy policies, and responses to the Sarbanes Oxley Act of 2002. The investment advisers devoted 19.3% and 17.4% of their fees from the Fund in 2004 and 2005 for those various legal initiatives.

       ALL SHAREHOLDERS ARE REQUESTED TO SIGN AND MAIL PROXIES PROMPTLY.

     Your attendance at the Annual Meeting is desired whether your holdings are large or small. We encourage shareholders to take an active interest in the Fund, and we would appreciate a phone call or letter on or before March 17, 2006 to indicate that you expect to be in attendance on March 22, 2006.

                                        By Order of the Board of Directors.

                                        Mary Ann Mason
                                        Secretary

                                                                     APPENDIX A

                             AMENDED AND RESTATED

                           ARTICLES OF INCORPORATION
                                      OF

                         BRIDGES INVESTMENT FUND, INC.

                                   ARTICLE I
                                   ---------

                                     NAME
                                     ----

                    (Note: No change from current Articles)

         The name of the Corporation is BRIDGES INVESTMENT FUND, INC.

                                  ARTICLE II
                                  ----------

                      PLACE OF BUSINESS/REGISTERED AGENT
                      ----------------------------------

                    (Note: No change from current Articles)

     The principal place of business of the Corporation is located at 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114. The registered agent for the Corporation is Edson L. Bridges III, and the address of said agent is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

                                  ARTICLE III
                                  -----------

                                   DIRECTORS
                                   ---------

                      (Note: Follows current Article III)

     The Corporation shall have not less than three (3) nor more than fifteen
(15) directors as determined from time to time by the Board of Directors or the shareholders. The Board members shall serve until their successors are elected and qualified.

                                  ARTICLE IV
                                  ----------

                                   EXISTENCE
                                   ---------

                    (Note: No change from current Articles)

   The Corporation shall have perpetual existence.

                                   ARTICLE V
                                   ---------

                           PROPERTY OF SHAREHOLDERS
                           ------------------------

                    (Note: No change from current Articles)

     The private property of the shareholders shall not be subject to the payment of corporate debts to any extent whatsoever.

                                  ARTICLE VI
                                  ----------

                                   PURPOSES
                                   --------

(Note: New Article replacing former Article IX; Drafted to set forth broad and simple purposes.)

     The purposes for which the Corporation is formed are to:

     (a) conduct, operate and carry on the business of an investment company registered pursuant to the Investment Company Act of 1940, as amended ("Investment Company Act"), and exercise all the powers necessary and appropriate to the conduct of such operations; and

     (b) engage in any other business permitted to corporations by the laws of the State of Nebraska and to have and exercise all powers conferred upon or permitted to corporations by the Nebraska Business Corporation Act, as amended (the "Nebraska Business Corporation Act") and any other laws of the State of Nebraska; provided, however, that the Corporation shall be restricted from engaging in any activities or taking any actions which would preclude its compliance with applicable provisions of the Investment Company Act applicable to open-end management type investment companies or applicable rules promulgated thereunder.

     The enumeration herein of the objects and purposes of the Corporation shall be construed as powers as well as objects and purposes and shall not be deemed to exclude by inference any powers, objects or purposes which the Corporation is empowered to exercise, whether expressly by force of the laws of the State of Nebraska now or hereafter in effect, or impliedly by the reasonable construction of such laws.

                                  ARTICLE VII
                                  -----------

                                CAPITALIZATION
                                --------------

(Note: New Article increasing authorized capital stock from 6 million shares to 100 million shares, including 50 million shares reserved for issuance as additional series.)

     (a) The total number of shares of stock of all classes and series that the Corporation has authority to issue is one hundred million (100,000,000) shares of common stock (par value of One Thousandth of One Cent, ($0.00001) per share), amounting in aggregate par value of Ten Thousand Dollars ($10,000). Of said common shares, 50,000,000 shares may be issued in the series of common shares hereby designated Bridges Investment Fund shares.

     (b) The balance of 50,000,000 shares may be issued in such series with such designations, preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, or may be authorized for issuance as additional shares of any existing series or portfolio as and to the extent stated or expressed in a resolution or resolutions providing for the issue of any such series or shares of common shares adopted from time to time by the Board of Directors pursuant to the authority hereby vested in said Board and the Nebraska Business Corporation Act.

     (c) The Corporation may issue and sell any of its shares in fractional denominations to the same extent as its whole shares, and shares and fractional denominations shall have, in proportion to the relative fractions represented thereby, all the rights of whole shares, including, without limitation, the right to vote, the right to receive dividends and distributions, and the right to participate upon liquidation of the Corporation. The Bridges Investment Fund shares and each other series of common shares which the Board may establish, as provided herein, evidence an interest in a separate and distinct portion of the Corporation's assets, which shall take the form of a separate portfolio of investment securities, cash and other assets. Authority to establish such additional series representing separate portfolios is hereby vested in the Board of Directors of this Corporation, and such separate portfolios may be established by the Board without the authorization or approval of the holders of any other series of shares of this Corporation.

                                 ARTICLE VIII
                                 ------------

                             NO PREEMPTIVE RIGHTS
                             --------------------

                 (Note: Consistent with current Article X(B))

     The shareholders of Bridges Investment Fund shares and each other series of common shares of this Corporation shall have no preemptive right to subscribe to any issue of shares of any class or series of this Corporation now or hereafter made.

                                  ARTICLE IX
                                  ----------

                    RIGHTS AND PREFERENCES OF SHAREHOLDERS
                    --------------------------------------

(Note: New Article; Provisions added relating to issuance of additional series)

     The shareholders of the Bridges Investment Fund shares and all future series of shares authorized by the Board of Directors which evidence a separate portfolio of investment securities shall have the following rights and preferences:

     (a) On any matter submitted to a vote of shareholders of this Corporation, all common shares of this Corporation then issued and outstanding and entitled to vote, irrespective of series, shall be voted in the aggregate and not by series, except: (i) when otherwise required by the Nebraska Business Corporation Act in which case shares will be voted by individual series; (ii) when otherwise required by the Investment Company Act, or the rules adopted thereunder, in which case shares shall be voted by individual series; and (iii) when the matter does not affect the interests of a particular series, in which case only shareholders of the series affected shall be entitled to vote thereon and shall vote by individual series.

     At all elections of directors of the Corporation, each shareholder shall be entitled to as many votes as shall equal the number of his or her shares of stock multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them, as he or she may see fit.

     (b) All consideration received by this Corporation for the issue or sale of shares of any series, together with all assets, income, earnings, profits and proceeds derived therefrom (including all proceeds derived from the sale, exchange or liquidation thereof and, if applicable, any assets derived from any reinvestment of such proceeds in whatever form the same may be) shall become part of the assets of the portfolio to which the shares of that series relate, for all purposes, subject only to the rights of creditors, and shall be so treated upon the books of account of this Corporation. Such assets, income, earnings, profits and proceeds (including any proceeds derived from the sale, exchange or liquidation thereof and, if applicable, any assets derived from any reinvestment of such proceeds in whatever form the same may be) are herein referred to as "assets belonging to" a series of the common shares of this Corporation.

     (c) Assets of this Corporation not belonging to any particular series are referred to herein as "General Assets." General Assets shall be allocated to each series in proportion to the respective net assets belonging to such series. The determination of the Board shall be conclusive as to the amount of assets, as to the characterization of assets as those belonging to a series or as General Assets, and as to the allocation of General Assets.

     (d) The assets belonging to a particular series of common shares shall be charged with the liabilities incurred specifically on behalf of such series of common shares ("Special Liabilities"). Such assets shall also be charged with a share of the general liabilities of this Corporation ("General Liabilities") in proportion to the respective net assets belonging to such series of common shares. The determination of the Board shall be conclusive as to the amount of liabilities, including accrued expenses and reserves, as to the characterization of any liability as a Special Liability or General Liability, and as to the allocation of General Liabilities.

     (e) The Board may, to the extent permitted by the Nebraska Business Corporation Act and the Investment Company Act and in the manner provided herein, declare and pay dividends or distributions in shares or cash on any or all series of common shares, the amount of such dividends and the payment thereof being wholly in the discretion of the Board of Directors. Dividends or distributions on shares of any series of common shares shall be paid only out of the earnings, surplus, or other lawfully available assets belonging to such series (including, for this purpose, any General Assets allocated to such series).

     (f) In the event of the liquidation or dissolution of the Corporation, holders of the shares of any series shall have priority over the holders of any other series with respect to, and shall be entitled to receive, out of the assets of this Corporation available for distribution to holders of shares, the assets belonging to such series of common shares and the General Assets allocated to such series of common shares, and the assets so distributable to the holders of the shares of any series shall be distributed among such holders in proportion to the number of shares of such series held by them and recorded on the books of this Corporation.

     (g) With the approval of a majority of the shareholders of each of the affected series of common shares or as otherwise required by the Investment Company Act, the Board of Directors may transfer the assets of any portfolio to any other portfolio. Upon such a transfer, the Corporation shall issue common shares representing interests in the portfolio to which the assets were transferred in exchange for all common shares representing interests in the portfolio from which the assets were transferred. Such shares shall be exchanged at their respective Net Asset Values (as defined in Article X).

                                    ARTICLE X
                                    ---------

                      DESIGNATION AND REGULATION OF POWERS
                      ------------------------------------

                      (Note: Revision of former Article X)

     The following provisions are adopted for the purpose of defining, limiting and regulating the powers of the Corporation, the Board of Directors and the shareholders.

     (a) Board of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors which shall have and may exercise all powers of the Corporation except those powers which are by law, by these Articles of Incorporation or by the By-Laws conferred upon or reserved to the shareholders. In furtherance and not in limitation of the powers conferred by law, the Board of Directors shall have power:

          (1) to issue and sell, from time to time, shares of any class or series of the Corporation's stock in such amounts and on such terms and conditions, and for such amount and kind of consideration, as the Board of Directors shall determine; provided, that the consideration per share to be received by the Corporation shall be not less than the Net Asset Value per share of that class of stock at such time computed in accordance with subsection (d) hereof;

          (2) to determine from time to time whether and to what extent and at what time and place and under what conditions and regulations the books, accounts and documents of the Corporation, or any of them, shall be open to the inspection of shareholders, except as otherwise provided by statute or By-Laws; and, except as so provided, no shareholder shall have any right to inspect any book, account or document of the Corporation unless authorized to do so by resolution of the Board of Directors; and

          (3) in accordance with the Investment Company Act and generally accepted accounting principles, (A) to determine what receipts of the Corporation shall constitute income available for payment of dividends and what shall constitute principal, and to make such allocation of any particular receipt between principal and income as it may deem proper; (B) from time to time, in its discretion (i) to determine whether any and all expenses and other outlays paid or incurred (including any and all taxes, assessments or governmental charges which the Corporation may be required to pay or hold under any present or future law or of any other taxing authority therein) shall be charged to or paid from principal or income or both; and (ii) to apportion any and all of said expenses and outlays, including taxes, between principal and income.

     (b) Redemption by Shareholders. Each holder of shares of a particular class or series shall have the right at such times as may be permitted by the Corporation to require the Corporation to redeem all or any part of his, her or its shares of that class or series, at a redemption price per share equal to the Net Asset Value per share of that class or series next determined after the shares are properly tendered for redemption, less such redemption fee or sales charge, if any, as may be established from time to time by the Board of Directors in its sole discretion; provided, that such redemption fee or sales charges shall not exceed one percent (1%) of the aggregate redemption price. Payment of the redemption price shall be in cash; provided, however, that if the Board of Directors determines, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Corporation may, to the extent and in the manner permitted by the Investment Company Act, make payment wholly or partly in securities or other assets belonging to the series or class of which the shares being redeemed are a part, at the value of such securities or assets used in such determination of Net Asset Value.

     (c) Payment for Shares. Payment by the Corporation for shares of stock of the Corporation surrendered to it for redemption shall be made by the Corporation within such period from surrender as may be required under the Investment Company Act and the rules and regulations thereunder. Notwithstanding the foregoing, the Corporation may postpone payment of the redemption price and may suspend the right of the holders of shares of any class or series to require the Corporation to redeem shares of that class or series during any period or at any time when and to the extent permissible under the Investment Company Act.

     (d) Definition of Net Asset Value. The "Net Asset Value" per share of any class or series shall be the quotient obtained by dividing the value of the net assets of that class or series (being the value of the assets belonging to that class or series less the liabilities of that class or series) by the total number of shares of that class or series outstanding, all as determined by or under the direction of the Board of Directors in accordance with generally accepted accounting principles and the Investment Company Act. Subject to the applicable provisions of the Investment Company Act, the Board of Directors, in its sole discretion, may prescribe and set forth in a duly adopted resolution of the Board of Directors such bases and times for determining the value of the assets belonging to, and the Net Asset Value per share of outstanding shares of, each class or series, or the net income attributable to such shares, as the Board of Directors deems necessary or desirable. The Board of Directors shall have full discretion, to the extent not inconsistent with the Nebraska Business Corporation Act and the Investment Company Act, to determine which items shall be treated as income and which items as capital and whether any item of expense shall be charged to income or capital. Each such determination and allocation shall be conclusive and binding for all purposes.

     Any determination made in good faith and in accordance with the Investment Company Act and, so far as accounting matters are involved, in accordance with generally accepted accounting principles, by or pursuant to the discretion of the Board of Directors, as to the amount of the assets, debts, obligations, or liabilities of the Corporation, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purposes for creating such reserves or charges, as to the use, alteration or cancellation of any reserves or charges (whether or not any debt, obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged or shall by then or thereafter required to be paid or discharged), as to the value of or the method of valuing any investment owned or held by the Corporation, as to the market value or fair value of any investment or fair value of any other asset of the Corporation, as to the allocation of any asset of the Corporation to a particular class or classes or series of the Corporation's stock, as to the charging of any liability of the Corporation to a particular class or classes or series of the Corporation's stock, as to the number of shares of the Corporation or of any class or series outstanding, as to the estimated expense to the Corporation in connection with purchases of its shares, as to the ability to liquidate investments in orderly fashion, or as to any other matters relating to the issue, sale, purchase and/or other acquisition or disposition of investments or shares of the Corporation, shall be final and conclusive and shall be binding upon the Corporation and all holders of its shares, past, present and future, and shares of the Corporation are issued and sold on the condition and understanding that any and all such determinations shall be binding as aforesaid.

     (e) Purchases by the Corporation. The Corporation may purchase in the open market or otherwise acquire from any owner or holder thereof any common shares then issued and outstanding, in which case the consideration paid therefor (in cash or in securities in which the funds of the Corporation shall then be invested) shall not exceed the Net Asset Value thereof as determined in accordance with subsection (d) above, less such withdrawal charge, if any, as may have been established by the Board of Directors. The Corporation to the extent necessary may sell or cause to be sold any securities held by it to provide cash for the purchase of its shares hereunder.

                                  ARTICLE XI
                                  ----------

                         INVESTMENT ADVISORY AGREEMENT
                         -----------------------------

                      (Note: Follows former Article XII)

     The Corporation reserves the right to enter into an investment advisory agreement providing for the management and supervision of the investments of the Corporation with respect to the desirability of investing in, purchasing or selling securities or other property. Such agreement shall contain such other terms, provisions and conditions as the Board of Directors of the Corporation may deem advisable and in accordance with the Investment Company Act.

     The Corporation may designate transfer agents, disbursing agents, registrars or other agents to act on behalf of the Corporation and employ and fix the powers, rights, duties, responsibilities and compensation of each such transfer agent, registrar, disbursing agent or other agent.

                                  ARTICLE XII
                                  -----------

                            AMENDMENTS TO ARTICLES
                            ----------------------

      (Note: Follows former Article XIV, except for deletion of 51% vote)

     The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation in accordance with the Nebraska Business Corporation Act, including, without limitation, any amendment which would alter the contract rights of any series or class of outstanding stock as expressly set forth in these Articles and all rights conferred upon shareholders herein are granted subject to this reservation.

                                 ARTICLE XIII
                                 ------------

                             AMENDMENTS TO BY-LAWS
                             ---------------------

                   (Note: No change from current Article XV)

     The Board of Directors shall have the power to alter or repeal the By-Laws except those sections which specifically provide that they shall not be amended or repealed by the Board of Directors. However, no By-Laws shall be adopted by the Directors which shall require more than a majority of the voting shares for a quorum at a meeting of shareholders, or more than a majority of the votes cast to constitute action by the shareholders, except where higher percentages are required by these Articles of Incorporation or by applicable law.

                                  ARTICLE XIV
                                  -----------

                                INDEMNIFICATION
                                ---------------

                              (Note: New Article)

     To the fullest extent required or permitted by Nebraska law and the Investment Company Act, the Corporation shall indemnify (i) its currently acting and former directors and officers, whether serving the Corporation or at its request any other entity, including the advancement of expenses, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-laws, resolutions or contracts implementing such provisions or such indemnification arrangements as may be permitted by law.

     No amendment to or repeal of this Article XIV shall limit or eliminate the right of indemnification of any director or officer of the Corporation provided hereunder with respect to any acts or omissions of such director or officer occurring prior to such amendment or repeal.

                                  ARTICLE XV
                                  ----------

                            LIMITATION OF LIABILITY
                            -----------------------

                              (Note: New Article)

     To the fullest extent permitted by Nebraska law and the Investment Company Act, a director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for any action taken, or for any failure to take action as a director except for liability (i) for the amount of a financial benefit received by a director to which he or she is not entitled; (ii) for intentional infliction of harm on the Corporation or its shareholders; (iii) for a violation of Neb. Rev. Stat. ss. 21-2096; and (iv) for an intentional violation of criminal law. Nothing contained herein shall be construed to protect any director of the Corporation against any liability to the Corporation or its shareholders to which he or she would otherwise by subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

     No amendment to or repeal of this Article XV shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the Nebraska Business Corporation Act is hereafter amended to authorize the further elimination or limitation of liability of directors, then the liability of directors shall be eliminated or limited to the full extent authorized by the Nebraska Business Corporation Act as so amended.

                                  ARTICLE XVI
                                  -----------

                                ANNUAL MEETING
                                --------------

                              (Note: New Article)

     Pursuant to Neb. Rev. Stat. Section 21-2051(4) as it presently exists or is hereafter amended, the Corporation shall not be required to hold annual meetings of shareholders pursuant to Neb. Rev. Stat. Section 21-2051(1) unless the holding of an annual meeting of shareholders is otherwise required by these Articles of Incorporation or the Investment Company Act and the rules and regulations thereunder.

                                     *****

     These Amended and Restated Articles of Incorporation of the Corporation have been unanimously approved by the Board of Directors of the Corporation at a meeting of the Board of Directors held on November 15, 2005, and approved by the shareholders of the Corporation at its annual meeting held on ___________, 2006.

                                                                     APPENDIX B


                                  PROVISIONS
                                 OF THE FUND'S
                           ARTICLES OF INCORPORATION
                              CURRENTLY IN EFFECT

     The following set forth the provisions of the designated articles of the Fund's current Articles of Incorporation.

     For proposed amendments to Articles VI and VII, see Proposal 4.

                                  ARTICLE VI

     The total authorized capital stock of the corporation is 6,000,000 shares with a par value of one dollar ($1.00) per share.

                                  ARTICLE VII

     The minimum amount of capital and surplus with which this corporation shall commence business shall be $100,000.00.

     For proposed amendment to Article X, see Proposal 5.

                                   ARTICLE X

     The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the directors and stockholders:

     A. the board of directors of the Corporation is hereby empowered to authorize the issuance from time to time of shares of its stock of any class whether now or hereafter authorized for such consideration as said board of directors may deem advisable, subject to the provisions, limitations, and restrictions set forth in Article XI hereof.

     B. No holder of any of the stock of this Corporation shall, as such holder, have any preemptive or other right to purchase or subscribe for any stock which this Corporation may issue or sell, other than such, if any, as the board of directors in its discretion may from time to time determine to offer to stockholders of this Corporation, it being the purpose and intent of these Articles that the board of directors shall have the full right, power and authority to offer for subscription or sale or to make any disposal of any or all unissued shares of the capital stock of this Corporation to such persons, firms, associations or corporations and upon such considerations in money or property (subject to the limitations and restrictions set forth in Article XI hereof), as the board of directors may determine and as may be permitted by law.

     C. Each holder of record of stock of this Corporation shall be entitled to one (1) vote for each share thereof standing registered in his name on the books of the Corporation. At all elections of directors of the Corporation, each stockholder shall be entitled to as many votes as shall equal the number of his shares of stock multiplied by the number of directors to be elected, and he may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them, as he may see fit.

     D. The board of directors shall have power to determine from time to time whether and to what extent and at what time and place and under what conditions and regulations the books, accounts and documents of the Corporation, or any of them, shall be open to the inspection of stockholders, except as otherwise provided by statute or by the bylaws; and, except as so provided, no stockholder shall have any right to inspect any book, account or document of the Corporation unless authorized to do so by resolution of the board of directors.

     E. (1) Each holder of the capital stock of the Corporation shall be entitled at any time to require the Corporation to redeem all or any part of the shares of capital stock standing in the name of such holder on the books of the Corporation at the Net Asset Value of such shares, less such withdrawal charge of not to exceed one per centum (1%) of such Net Asset Value as may from time to time be established by resolution of the board of directors, except insofar as such right of redemption may be suspended pursuant to the provisions of subsection (4) of this Section E.

     (2) The time as of which such Net Asset Value shall be determined for the purpose of redemption of shares under this Section E shall be, subject to the exceptions created by subsection (4) of this Section E,

     (a) as of the close of trading upon the New York Stock Exchange on the day on which certificates evidencing such shares are delivered to and received by the Corporation, if such delivery and receipt take place prior to the close of the New York Stock Exchange on any day (not including Saturday or Sunday) on which said Exchange is open for trading; or

     (b) as of the close of trading upon the New York Stock Exchange on the first day on which such Exchange is open for trading (not including Saturday and not including any day on which such Exchange is closed for any period of time for the reasons stated in subsection (4) of this Section E) next succeeding the day on which such certificates are delivered to and received by the Corporation, if such delivery and receipt take place at any time other than that specified in (a) above.

The time of payment therefor shall be within seven (7) business days after proper request for redemption and tender has been made pursuant to this Section
E. The Corporation shall to the extent necessary sell or cause to be sold any securities held by it to provide cash for the redemption of its shares as provided for in subsection (1). Any stockholder whose shares are redeemed pursuant to subsection (1) may obtain without charge a statement showing in reasonable detail the computation of the Net Asset Value of such shares.

     (3) The Net Asset Value of each share of the Corporation as of any particular time shall be the quotient obtained by dividing the value, as at such time, of the net assets of the Corporation (i.e., the value of the assets of the Corporation less its liabilities exclusive of capital and surplus) by the total number of shares outstanding at such time, all determined and computed as follows:

     (a) The assets of the Corporation shall be deemed to include all cash on hand or on deposit, including any interest accrued thereon; all bills, demand notes, and accounts receivable; all bonds, time notes, shares of stock, subscription rights, and other securities, owned or contracted for by the Corporation, other than its own shares; all stock and cash dividends and cash distributions to be received by the Corporation and not yet received by it, at the time as of which the Net Asset Value is being determined as of the record date (or the ex-dividend date if different from the record date) therefor or a date subsequent thereto; all interest accrued on any interest bearing securities owned by the Corporation (except interest accrued on securities in default which is included in the quoted price); and all other property of every kind and nature, including prepaid expenses, the value of such assets to be determined as follows:

          (i) The value of any cash on hand or on deposit, bills and demand notes and accounts receivable, prepaid expenses, cash dividends and interest declared or accrued as aforesaid and not yet received shall be deemed to be the full amount thereof unless the board of directors shall have determined that any such deposit, bill, demand note or account receivable is not worth the full amount thereof, in which event such value shall be the fair value thereof as determined in good faith by the board of directors;

          (ii) The value of any bond, time note, share of stock, subscription right or other security which is listed or dealt in upon the New York Stock Exchange shall be determined by taking the last sale price (or lacking any sales, the last bid price) unless it appears to the board of directors that some other price reflects more closely the true market value, but in no case shall such other price be lower than the last bid price or higher than the last asked price at the time as of which the Net Asset Value is being determined, all as reported by any means in common use; provided, however, that the board of directors may by resolution permit over-the-counter rather than stock exchange quotations to be used when they appear to the board of directors to reflect more closely the true market value of any particular security in the portfolio;

          (iii) The value of any bond, time note, share of stock, subscription right, or other security which shall not be listed or dealt in on the New York Stock Exchange, shall be determined as nearly as possible in the manner described in subparagraph (a) (ii) above, if listed or dealt in on any other exchange, unless the board of directors shall determine that some other form of quotation better reflects its value, in which event that form of quotation shall be used; and

          (iv) In the case of any bond, time note, share of stock, subscription right, other security or other property for which no price quotations are available as above provided, the value thereof shall be the fair value as determined in good faith by the board of directors.

     (b) The liabilities of the Corporation shall be deemed to include all bills and accounts payable; all administrative expenses payable and/or accrued; all contractual obligations for the payment of money or property, including the amount of any unpaid dividends upon the shares of the Corporation, declared to shareholders of record at or before the time as of which the Net Asset Value is being determined; all reserves authorized or approved by the board of directors for taxes or contingencies, including such reserves, if any, for taxes based on any unrealized appreciation in the value of the assets of the Corporation; and all other liabilities of the Corporation of whatsoever kind and nature, except liabilities represented by outstanding shares and surplus of the Corporation.

     (4) In the event, that at any time the New York Stock Exchange shall be closed for any period of time because of the then existing financial conditions or for any other unusual or extraordinary condition then existing, the provisions of the foregoing subsection (1) of this Section E relative to the redemption of shares of the Corporation shall be suspended and ineffective for the period from the date of closing to the date of reopening of said Exchange, including in such period the day on which the action is taken for the closing of said Exchange and the day on which said Exchange is reopened; provided, also, that in such case the Corporation shall not be required to redeem any shares offered and deposited for redemption during the day on which the action is taken for closing the said Exchange, and may return or cause to be returned to the stockholder in such case the shares deposited for redemption; and further provided, that in accordance with the provisions of the Investment Company Act of 1940 and the rules and regulations promulgated thereunder by the Securities and Exchange Commission, the Corporation may suspend such right of redemption (a) for any period during which trading on the New York Stock Exchange is restricted; (b) for any period during which an emergency exists as a result of which (i) disposal by the Corporation of securities owned by it is not reasonably practicable or (ii) it is not reasonably practicable for the Corporation fairly to determine the value of its net assets; or (c) for such other periods as the Commission may by order permit for the protection of stockholders of the Corporation.

     (5) Certificates evidencing shares tendered for redemption pursuant to subsection (1) of this Section E shall be deemed actually to have been delivered to and received by the Corporation only when said certificates duly endorsed in blank, or accompanied by instruments or assignment executed in blank with proper stock transfer stamps affixed, and accompanied by irrevocable instructions in writing in form acceptable to the board of directors to redeem the stock represented thereby to the Corporation at Net Asset Value thereof as defined herein, less such withdrawal charge as many have been established by the board of directors, shall have been deposited physically at such office or other place of deposit as the board of directors shall from time to time designate.

     In respect of all powers, duties and authorities conferred by the preceding subsections (1), (2), (3) and (4), this subsection (5) and the next succeeding subsection (6), the Corporation may act by and through agents from time to time designated and appointed by the board of directors and the board of directors may delegate to any such agent any and all powers, duties and authorities conferred upon the Corporation or upon the board of directors thereof by said subsections.

     (6) The Corporation may purchase in the open market or otherwise acquire from any owner or holder thereof any shares of its capital stock, in which case the consideration paid therefor (in cash or in securities in which the funds of the Corporation shall then be invested) shall not exceed the Net Asset Value thereof, determined or estimated in accordance with any method deemed proper by the board of directors and producing an amount approximately equal to the Net Asset Value of said shares at the time of the purchase of acquisition by the Corporation thereof, less such withdrawal charge as may have been established by the board of directors. The Corporation to the extent necessary may sell or cause to be sold any securities held by it to provide cash for the purchase of its shares.

     (7) The board of directors shall have full power in accordance with good accounting practice: (a) to determine what receipts of the Corporation shall constitute income available for payment of dividends and what shall constitute principal, and to make such allocation of any particular receipt between principal and income as it may deem proper; and (b) from time to time, in its discretion (i) to determine whether any and all expenses and other outlays paid or incurred (including any and all taxes, assessments or governmental charges which the Corporation may be required to pay or hold under any present or future law of the United States of America or of any other taxing authority therein) shall be charged to or paid from principal or income or both; and (ii) to apportion any and all of said expenses and outlays, including taxes, between principal and income.

        For proposed amendments to Article IX and XIV, see Proposal 9.

                                  ARTICLE IX

     The purposes for which the Corporation is formed and the business and objects to be carried on and promoted by it are as follows:

     A. To purchase or otherwise acquire, hold for investment or otherwise, and to sell exchange or otherwise dispose of securities of any class, however evidenced, or rights or warrants to acquire such securities, of any private or public company, corporation, association, trust or syndicate, however organized, and to engage in the business of a diversified, open-end management investment company.

     B. To purchase or otherwise acquire, hold for investment or otherwise, and to sell, exchange or otherwise dispose of securities issued or guaranteed by the United States of America, by any state of the United States of America, by any political subdivision of any state, by any public instrumentality of a state, or by any person controlled or supervised by and acting as an instrumentality of the United States of America.

     C. To invest its funds from time to time by deposit at interest in any bank, savings bank, savings and loan association, or trust company in good standing, organized under the laws of the United States of America or any state thereof or of the District of Columbia.

     D. To conduct researches and investigations in respect of securities, organizations, business and general business conditions in the United States and elsewhere; to secure information pertaining to the investment and employment of the assets and funds of the Corporation; and to procure any or all of the foregoing and to pay compensation therefor.

     E. To consent to the reorganization, merger or consolidation of any of the companies whose securities are held by it or to the sale or lease of all or substantially all of the property and assets of any of such companies to any person, corporation, trust or association, and to exchange any of the shares of stock or other securities of any such company for the shares of stock or other securities issued therefor upon such reorganization, merger, consolidation, sale or lease; to deposit any securities of any such company with, or pursuant to the request or direction of, any protective, reorganization or readjustment committee or other agency.

     F. To pay all assessments, subscriptions and other sums of money or other considerations as it may deem expedient for the protection of its interests as holder of any stocks or other securities of any company whose securities are held by it; and to exercise any right or option contained in, appertaining to, or granted or issued to holders of any stocks or other securities for conversion into, or exchange for, or purchase of, other stocks or securities.

     G. To borrow money as a temporary measure; provided that the aggregate borrowing outstanding at any one time shall not exceed ten per centum (10%) of the value of its net assets.

     H. Generally to exercise in respect of all property and assets owned by it all rights, powers and privileges which are or may be exercised by any natural person owning similar property or assets in his own right, except that it shall not have any power

     (1) to purchase any security on margin, except such short-term credits as are necessary for the clearance of transaction; or

     (2) to effect a short sale of any security.

     I. To acquire all or any part of the good will, rights, property and business of any person, firm, association or corporation heretofore or hereafter engaged in any business similar to any business which it has the power to conduct, and to hold, utilize, enjoy and in any manner dispose of, the whole or any part of the rights, property and business so acquired, and to assume in connection therewith any liabilities of any such person, firm, association or corporation.

     J. Without the vote or consent of the holders of stock of the Corporation, to purchase, acquire, hold, dispose of, transfer and reissue or cancel its own securities (including shares of its capital stock) in any manner and to any extent now or hereafter permitted by the laws of Nebraska and by these Articles of Incorporation.

     K. To carry out all or any part of the aforesaid objects and purposes, and to conduct its business in all or any of its branches, in any or all states, territories, districts and possessions of the United States of America and in foreign countries; and to maintain offices and agencies in any or all states, territories, districts and possessions of the United States of America and in foreign countries.

     The foregoing objects and purposes shall, except when otherwise expressed, be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other article of these Articles of Incorporation, or of any amendment thereto, and shall each be regarded as independent and construed as powers as well as objects and purposes.

                                  ARTICLE XIV
                                 ------------

     The Corporation reserves the right from time to time to make any amendment of its Articles of Incorporation now or hereafter authorized by law, including any amendment which alters the contract rights as expressly set forth in its Articles of Incorporation of any outstanding stock.

     Except as otherwise limited by law, the Corporation may take or authorize any action upon the concurrence of fifty-one per centum (51%) of the aggregate number of votes entitled to be cast thereon by the stockholders.

                                                                     APPENDIX C


                       NEBRASKA REVISED STATUTES OF 1943
                 CHAPTER 21. CORPORATIONS AND OTHER COMPANIES
                     ARTICLE 20. BUSINESS CORPORATION ACT.
                            (L) DISSENTERS' RIGHTS

ss. 21-20,137. Dissenters' rights; terms, defined.

For purposes of sections 21-20,137 to 21-20,150:

(1) Beneficial shareholder shall mean the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder;

(2) Corporation shall mean the issuer of the shares held by a dissenter before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer;

(3) Dissenter shall mean a shareholder who is entitled to dissent from corporate action under section 21-20,138 and who exercises that right when and in the manner required by sections 21-20,140 to 21-20,148;

(4) Fair value, with respect to a dissenter's shares, shall mean the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;

(5) Interest shall mean interest from the effective date of the corporate action until the date of payment at the rate specified in section 45-104, as such rate may from time to time be adjusted by the Legislature;

(6) Record shareholder shall mean the person in whose name shares are registered in the records of a corporation or the beneficial shareholder to the extent of the rights granted by a nominee certificate on file with a corporation; and

(7) Shareholder shall mean the record shareholder or the beneficial shareholder.

ss. 21-20,138. Right to dissent.

(1) A shareholder shall be entitled to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

     (a)  Consummation of a plan of merger to which the corporation is a party:

          (i) If shareholder approval is required for the merger by section 21-20,130 or the articles of incorporation and the shareholder is entitled to vote on the merger; or

          (ii) If the corporation is a subsidiary that is merged with its parent under section 21-20,131;

     (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

     (c) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale;

     (d) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:

          (i) Alters or abolishes a preferential right of the shares;

          (ii) Creates, alters, or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

          (iii) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

          (iv) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or

          (v) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under section 21-2038; or

     (e) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, the bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

(2) A shareholder entitled to dissent and obtain payment for his or her shares under sections 21-20,137 to 21-20,150 may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

(3) The right to dissent and obtain payment under sections 21-20,137 to 21-20,150 shall not apply to the shareholders of a bank, trust company, stock-owned savings and loan association, or the holding company of any such bank, trust company, or stock-owned savings and loan association.

ss. 21-20,139. Dissent by nominees and beneficial owners.

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his or her name only if he or she dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf he or she asserts dissenters' rights. The rights of a partial dissenter under this subsection shall be determined as if the shares as to which he or she dissents and his or her other shares were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to shares held on his or her behalf only if:

     (a) He or she submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

     (b) He or she does so with respect to all shares of which he or she is the beneficial shareholder or over which he or she has power to direct the vote.

ss. 21-20,140. Notice of dissenters' rights.

(1) If proposed corporate action creating dissenters' rights under section 21-20,138 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights under sections 21-20,137 to 21-20,150 and be accompanied by a copy of such sections.

(2) If corporate action creating dissenters' rights under section 21-20,138 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send those shareholders the dissenters' notice described in section 21-20,142.

ss. 21-20,141. Dissenters' rights; notice of intent to demand payment.

(1) If proposed corporate action creating dissenters' rights under section 21-20,138 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights (a) shall deliver to the corporation before the vote is taken written notice of his or her intent to demand payment for his or her shares if the proposed action is effectuated and (b) shall not vote his or her shares in favor of the proposed action.

(2) A shareholder who does not satisfy the requirements of subsection (1) of this section shall not be entitled to payment for his or her shares under sections 21-20,137 to 21-20,150.

ss. 21-20,142. Dissenters' notice.

(1) If proposed corporate action creating dissenters' rights under section 21-20,138 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of section 21-20,141.

(2) The dissenters' notice shall be sent no later than ten days after the corporate action was taken and shall:

     (a) State where the payment demand shall be sent and where and when certificates for certificated shares shall be deposited;

     (b) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

     (c) Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not he or she acquired beneficial ownership of the shares before that date;

     (d) Set a date by which the corporation shall receive the payment demand which date may not be fewer than thirty nor more than sixty days after the date the notice required by subsection (1) of this section is delivered; and

     (e) Be accompanied by a copy of sections 21-20,137 to 21-20,150.

ss. 21-20,143. Dissenters' rights; duty to demand payment.

(1) A shareholder who was sent a dissenters' notice described in section 21-20,142 shall demand payment, certify whether he or she acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to subdivision (2)(c) of section 21-20,142, and deposit his or her certificates in accordance with the terms of the notice.

(2) The shareholder who demands payment and deposits his or her shares under subsection (1) of this section shall retain all other rights of a shareholder until such rights are canceled or modified by the taking of the proposed corporate action.

(3) A shareholder who does not demand payment or does not deposit his or her share certificates where required, each by the date set in the dissenters' notice, shall not be entitled to payment for his or her shares under sections 21-20,137 to 21-20,150.

ss. 21-20,144. Dissenters' rights; share restrictions.

(1) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions are released under section 21-20,146.

(2) The person for whom dissenters' rights are asserted as to uncertificated shares shall retain all other rights of a shareholder until such rights are canceled or modified by the taking of the proposed corporate action.

ss. 21-20,145. Dissenters' rights; payment.

(1) Except as provided in section 21-20,147, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with section 21-20,143 the amount the corporation estimates to be the fair value of his or her shares, plus accrued interest.

(2) The payment shall be accompanied by:

     (a) The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

     (b) A statement of the corporation's estimate of the fair value of the shares;

     (c) An explanation of how the interest was calculated;

     (d) A statement of the dissenter's right to demand payment under section 21-20,148; and

     (e) A copy of sections 21-20,137 to 21-20,150.

ss. 21-20,146. Dissenters' rights; failure to take action.

(1) If the corporation does not take the proposed action within sixty days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If, after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it shall send a new dissenters' notice under section 21-20,142 and repeat the payment demand procedure.

ss. 21-20,147. Dissenters' rights; after-acquired shares.

(1) A corporation may elect to withhold payment required by section 21- 20,145 from a dissenter unless he or she was the beneficial shareholder before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

(2) To the extent the corporation elects to withhold payment under subsection
(1) of this section after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his or her demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment under section 21-20,148.

ss. 21-20,148. Dissenters' rights; procedure if shareholder dissatisfied with payment or offer.

(1) A dissenter may notify the corporation in writing of his or her own estimate of the fair value of his or her shares and amount of interest due, and demand payment of his or her estimate, less any payment under section 21-20,145, or reject the corporation's offer under section 21-20,147 and demand payment of the fair value of his or her shares and interest due if:

     (a) The dissenter believes that the amount paid under section 21-20,145 or offered under section 21-20,147 is less than the fair value of his or her shares or that the interest due is incorrectly calculated;

     (b) The corporation fails to make payment under section 21-20,145 within sixty days after the date set for demanding payment; or

     (c) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty days after the date set for demanding payment.

(2) A dissenter waives his or her right to demand payment under this section unless he or she notifies the corporation of his or her demand in writing under subsection (1) of this section within thirty days after the corporation made or offered payment for his or her shares.

ss. 21-20,149. Dissenters' rights; court action.

(1) If a demand for payment under section 21-20,148 remains unsettled, the corporation shall commence a proceeding within sixty days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

(2) The corporation shall commence the proceeding in the district court of the county where a corporation's principal office, or, if none in this state, its registered office, is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the district court of the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled, parties to the proceeding as in an action against their shares and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section shall be plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. Appraisers shall have the powers described in the order appointing them or in any amendment to such order. The dissenters shall be entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding shall be entitled to judgment
(a) for the amount, if any, by which the court finds the fair value of his or her shares, plus interest, exceeds the amount paid by the corporation or (b) for the fair value, plus accrued interest, of his or her after-acquired shares for which the corporation elected to withhold payment under section 21-20,147.

ss. 21-20,150. Dissenters' rights; court costs and attorney's fees.

(1) The court in an appraisal proceeding commenced under section 21-20,149 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 21-20,148.

(2) The court may also assess the attorney's fees and expenses and the fees and expenses of experts for the respective parties in amounts the court finds equitable:

     (a) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of sections 21-20,140 to 21-20,148; or

     (b) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by sections 21-20,137 to 21-20,150.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and that the fees for those services should not be assessed against the corporation, the court may award to counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

      BRIDGES INVESTMENT FUND, INC.
      C/O PROXY TABULATOR
      P. O. BOX 9112
      FARMINGDALE, NEW YORK 11735

                          YOUR VOTE IS IMPORTANT

             TO CAST YOUR VOTE:

             1) Read the Proxy Statement.

             2) Check the appropriate boxes on the reverse side.

             3) Sign and date the Proxy Card.

             4) Return the Proxy Card in the envelope provided.

                          BRIDGES INVESTMENT FUND, INC.
                              8401 WEST DODGE ROAD
                                    SUITE 256
                                 OMAHA, NE 68114

BRIDGES INVESTMENT FUND, INC.           PROXY - ANNUAL MEETING OF MARCH 22, 2006

The undersigned hereby appoints Edson L. Bridges II, John W. Estabrook, and Edson L. Bridges III, and each or any of them, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote at the Annual Meeting of Shareholders of Bridges Investment Fund, Inc. (the
Fund) to be held at Happy Hollow Country Club, 1701 South 105th Street, in the City of Omaha, State of Nebraska, on Wednesday, March 22, 2006, at 7:00 p.m., Central Standard Time, or at any adjournment thereof, upon the matters as set forth in the Notice of such Meeting and the Proxy Statement.

                                DATED: ______________________, 2006

                                --------------------------------------------
                                Signature(s) (Joint Owners) (PLEASE SIGN IN BOX)

                                NOTE: Please sign name or names as imprinted hereon. Where stock is registered in joint tenancy, all tenants should sign. Persons signing as Executors, Administrators, Trustees, etc. should so indicate.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5, 6, 7, 8, 9, AND 10.

1.   For the Election of Ten Directors:

                                                                                FOR              WITHHOLD          FOR ALL
                                                                                ALL              ALL               EXCEPT*
(01) Edson L. Bridges II   (06) John J. Koraleski
(02) Edson L. Bridges III  (07) Gary L. Petersen                                [  ]             [  ]              [  ] 1.
(03) N.P. Dodge, Jr.       (08) Roy A. Smith
(04) John W. Estabrook     (09) L.B. Thomas
(05) Jon D. Hoffmaster     (10) John K. Wilson

* INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR PARTICULAR NOMINEE(S), MARK "FOR ALL EXCEPT" AND WRITE THE NUMBER(S) OF EACH NOMINEE(S) ON THE LINE BELOW.

--------------------------------------------------------------------------------

                                                                                FOR              AGAINST           ABSTAIN
2.   For a proposed investment advisory contract which
continues the employment of Bridges Investment Management,
Inc. as investment adviser to the Fund for the year ending
April 17, 2007.                                                                 [  ]             [  ]              [  ] 2.

3.   For the ratification of the selection of Deloitte & Touche
LLP as independent public accountants of the Fund for fiscal year
ending December 31, 2006.                                                       [  ]             [  ]              [  ] 3.

4.   For new Articles VII and IX of the Fund's Articles of Incorporation to
increase capitalization and authorize new series.                               [  ]             [  ]              [  ] 4.

5.   For the amendment of Article X of the Fund's Articles of Incorporation
relating to the determination of the net asset value of the Fund.               [  ]             [  ]              [  ] 5.

6.   For new Article XIV of the Fund's Articles of Incorporation
providing indemnification for directors and officers.                           [  ]             [  ]              [  ] 6.

7.   For new Article XV of the Fund's Articles of Incorporation
providing limitation of liability for directors.                                [  ]             [  ]              [  ] 7.

8.   For new Article XVI of the Fund's Articles of
Incorporation to permit in certain circumstances the
elimination of the annual meeting requirement.                                  [  ]             [  ]              [  ] 8.

9.   For all other amendments to and the restatement of
the Fund's Articles of Incorporation.                                           [  ]             [  ]              [  ] 9.

10.  On any other business which may properly come before the Meeting.

ALL SHAREHOLDERS ARE REQUESTED TO SIGN AND MAIL PROXIES PROMPTLY. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. DISCRETIONARY AUTHORITY TO CUMULATE VOTES FOR THE ELECTION OF DIRECTORS IS NOT SOLICITED.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.

DOCS/713101.9